UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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OXBRIDGE RE HOLDINGS LIMITED
(Name of Registrant As Specified in its Charter)

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OXBRIDGE RE HOLDINGS LIMITED
Suite 201, 42 Edward Street
P.O. Box 469
Grand Cayman, KY1-9006
Cayman Islands

NOTICE OF VIRTUAL ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 2, 2021

Due to the public health impact of the coronavirus outbreak (COVID-19) and to support and protect the health and well-being of our partners and shareholders, notice is hereby given that the Annual General Meeting of Shareholders (the “Meeting”) of Oxbridge Re Holdings Limited (the “Company”, “we” or “us”) will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically. The Meeting will be held via a live webcast on Tuesday, June 2, 2021, at 9:00 a.m. (Central Time). You are invited to attend the virtual Annual Meeting to vote on the proposals described in this proxy statement by joining the webcast available at virtualshareholdermeeting.com/OXBR2021. You do not need to attend the virtual Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or voting instruction form, if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the telephone or the Internet. We expect to resume in person shareholder meetings in successive years.

The Meeting will have the following purposes:

1.
To consider and vote upon a proposal to elect four directors to serve on the Board of Directors of the Company until the Annual General Meeting of Shareholders of the Company in 2021;

2.
To consider and vote upon a proposal to approve the Oxbridge Re Holdings Limited 2021 Omnibus Incentive Plan; and

3.
To consider and vote upon a proposal to ratify the appointment of Hacker, Johnson & Smith, P.A., as the independent auditors of the Company for the fiscal year ended December 31, 2021.

Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

Only shareholders of record, as shown by the transfer books of the Company, at the close of business on April 23, 2021, will be entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. To be admitted to the annual meeting, stockholders must enter their 16-digit control number found on their proxy card. Whether or not you plan to attend the Meeting, we hope you will vote as soon as possible. Voting your proxy will ensure your representation at the Meeting. We urge you to carefully review the proxy materials and to vote FOR the election of each director nominee named in Proposal One, FOR the approval of Oxbridge Re Holdings Limited 2021 Omnibus Incentive Plan, and FOR Proposal Three.

By Order of the Board of Directors,

Jay Madhu
Chief Executive Officer
April 30, 2021
Grand Cayman, Cayman Islands

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
VIRTUAL SHAREHOLDER MEETING TO BE HELD ON JUNE 2, 2021:
To access our Proxy Statement and our Annual Report to Shareholders,
please visit www.proxyvote.com or www.oxbridgere.com/2021AGM

TABLE OF CONTENTS

GENERAL INFORMATION	1
VOTING SECURITIES AND VOTE REQUIRED	3
SOLICITATION AND REVOCATION	4
PROPOSAL ONE ELECTION OF DIRECTORS OF THE COMPANY	4
PROPOSAL TWO APPROVAL OF THE COMPANY’S 2021 OMNIBUS INCENTIVE PLAN	7
PROPOSAL THREE RATIFICATION OF THE COMPANY’S AUDITORS	19
CORPORATE GOVERNANCE AND BOARD OF DIRECTORS	19
EXECUTIVE OFFICERS	23
DIRECTOR COMPENSATION	23
SHAREHOLDER COMMUNICATION	23
EXECUTIVE COMPENSATION	23
AUDIT COMMITTEE REPORT	27
INDEPENDENT PUBLIC ACCOUNTANT FEES AND SERVICES	28
PRINCIPAL SHAREHOLDERS	28
CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS	30
OTHER MATTERS	30
ADDITIONAL INFORMATION	31

OXBRIDGE RE HOLDINGS LIMITED
Suite 201
42 Edward Street
P.O. Box 469
Grand Cayman, KY1-9006
Cayman Islands

PROXY STATEMENT
ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 2, 2021

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Oxbridge Re Holdings Limited (the “Company”) of proxies for use at the Annual General Meeting of Shareholders of the Company (the “Meeting” or “Annual Meeting”) to be held via a live webcast on Tuesday, June 2, 2021 at 9:00 a.m. (Central Time), and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders. You are invited to attend the virtual Annual Meeting to vote on the proposals described in this proxy statement by joining the webcast available at virtualshareholdermeeting.com/OXBR2021. You do not need to attend the virtual Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or voting instruction form, if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the telephone or the Internet. The Company’s Annual Report to Shareholders is included with this Proxy Statement for informational purposes and not as a means of soliciting your proxy.

This Proxy Statement and the accompanying proxy card and Notice of Annual General Meeting of Shareholders are expected to be provided to shareholders on or about May 7, 2021.

Matters to be Voted Upon at the Meeting

You are being asked to consider and vote upon the following proposals:

1.
To elect four directors to serve on the Board of Directors of the Company (our “Board”) until the Annual General Meeting of Shareholders of the Company in 2021 (“Proposal One”);

2.
To approve the Oxbridge Re Holdings Limited 2021 Omnibus Incentive Plan (“Proposal Two”); and

3.
To ratify the appointment of Hacker, Johnson & Smith, P.A., as the independent auditors of the Company for the fiscal year ending December 31, 2020 (“Proposal Three”).

Voting Procedures

As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Meeting and upon which you are being asked to vote are discussed above. Each ordinary share of the Company you owned as of the record date, April 23, 2021, entitles you to one vote on each proposal presented at the Meeting, subject to certain provisions of our Third Amended and Restated Memorandum and Articles of Association (our “Articles”), as described below under “Voting Securities and Vote Required.”

Attending the Virtual Annual Meeting

You may attend the Annual Meeting online, including the ability to vote and/or submit questions, by joining the webcast available at virtualshareholdermeeting.com/OXBR2021. The Annual Meeting will begin at approximately 9:00 a.m. Central Time, with log-in beginning at 8:45 a.m., on June 2, 2021.

You are entitled to participate in the virtual Annual Meeting only if you were a shareholder of record who owned the Company's ordinary shares at the close of business on April 23, 2021. Each holder of record is entitled to one vote per share. There were 5,733,587 ordinary shares outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, at the close of business on April 23, 2021, your shares were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, then you are a stockholder of record. As a stockholder of record, you may vote at the virtual Annual Meeting through virtualshareholdermeeting.com/OXBR2021 or vote by proxy prior to the virtual Annual Meeting. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote your shares by proxy by completing, signing, dating and mailing your proxy card in the envelope provided, if you received paper copies of the proxy materials, or vote your shares by proxy over the telephone or the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, at the close of business on April 23, 2021, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the virtual Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the virtual Annual Meeting; however, since you are not the stockholder of record, you may not vote your shares online at the virtual Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

Methods of Voting

If you are a stockholder of record, you may vote at the virtual Annual Meeting, vote by proxy using the enclosed proxy card (if you received paper copies of the proxy materials), vote by proxy over the telephone, or vote by proxy over the Internet. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual Annual Meeting and vote at that time even if you have already voted by proxy.

Voting by Mail.   You may vote by signing the proxy card and returning it in the prepaid and addressed envelope enclosed with the proxy materials. If you vote by mail, we encourage you to sign and return the proxy card even if you plan to attend the Meeting so that your shares will be voted if you are unable to attend the Meeting.

Voting by Telephone.   To vote by telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. Please have available the 16-digit control number from the proxy card, if you received one, or from your Notice. If you vote by telephone, you do not need to complete and mail a proxy card. Telephone voting is available through 11:59 p.m. (local time) on June 1, 2021, the day prior to the Meeting day.

Voting over the Internet. To vote over the Internet, go to http://www.proxyvote.com. Please have available the 16-digit control number from the proxy card, if you received one, or from your Notice. If you vote over the Internet, you do not need to complete and mail a proxy card. Internet voting is available through 11:59 p.m. (local time) on June 1, 2021, the day prior to the Meeting day.

Voting virtually at the Meeting.    To vote virtually at the Meeting, log in to the Meeting using the website throughvirtualshareholdermeeting.com/OXBR2021. Please have available the 16-digit control number from the enclosed proxy card, if you received one, or from your Notice.

VOTING SECURITIES AND VOTE REQUIRED

As of April 23, 2021, the record date for the determination of persons entitled to receive notice of, and to vote at, the Meeting (the “Record Date”), 5,733,587 ordinary shares were issued and outstanding. The ordinary shares are our only class of equity securities outstanding and entitled to vote at the Meeting.

Subject to the provisions of the Articles, each ordinary share is entitled to one vote per share. However, under the Articles, the Board shall reduce the voting power of any holder that holds 9.9% or more of the total issued and outstanding ordinary shares (such person, a “9.9% Shareholder”) to the extent necessary such that the holder ceases to be a 9.9% Shareholder. In connection with this reduction, the voting power of the other shareholders of the Company may be adjusted pursuant to the terms of the Articles. Accordingly, certain holders of ordinary shares may be entitled to more than one vote per share subject to the 9.9% restriction in the event that our Board is required to make an adjustment on the voting power of any 9.9% Shareholder.

Voting Reduction

The applicability of the voting power reduction provisions to any particular shareholder depends on facts and circumstances that may be known only to the shareholder or related persons. Accordingly, we request that any holder of ordinary shares with reason to believe that it is a 9.9% Shareholder, contact us promptly so that we may determine whether the voting power of such holder’s ordinary shares should be reduced. By submitting a proxy, a holder of ordinary shares will be deemed to have confirmed that, to its knowledge, it is not, and is not acting on behalf of, a 9.9% Shareholder. The directors of the Company are empowered to require any shareholder to provide information as to that shareholder’s beneficial ownership of ordinary shares, the names of persons having beneficial ownership of the shareholder’s ordinary shares, relationships with other shareholders or any other facts the directors may consider relevant to the determination of the number of ordinary shares attributable to any person. The directors may disregard the votes attached to ordinary shares of any holder who fails to respond to such a request or who, in their judgment, submits incomplete, or inaccurate information. The directors retain certain discretion to make such final adjustments that they consider fair and reasonable in all the circumstances as to the aggregate number of votes attaching to the ordinary shares of any shareholder to ensure that no person shall be a 9.9% Shareholder at any time.

Quorum; Vote Required

The attendance of two or more persons representing, virtually or by proxy, more than 50% in par value of the issued and outstanding ordinary shares as of the Record Date, is necessary to constitute a quorum at the Meeting.

Assuming that a quorum is present, the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares voted at the Meeting is required for election of each of the director nominees in Proposal One and for the approval of Proposal Two and Proposal Three.

With regard to any proposal or director nominee, votes may be cast in favor of or against such proposal or director nominee or a shareholder may abstain from voting on such proposal or director nominee. Abstentions will be excluded entirely from the vote and will have no effect except that abstentions and “broker non-votes” will be counted toward determining the presence of a quorum for the transaction of business.

Generally, broker non-votes occur when ordinary shares held by a broker for a beneficial owner are not voted on a particular proposal because the broker has not received voting instructions from the beneficial owner, and the broker does not have discretionary authority to vote on a particular proposal.

Recommendation

Our Board recommends that the shareholders take the following actions at the Meeting:

1.
Proposal One: to vote FOR the election of each of the four director nominees to serve on the Board until the Annual General Meeting of Shareholders of the Company in 2022; and

2.
Proposal Two: to vote FOR the approval the Oxbridge Re Holdings Limited 2021 Omnibus Incentive Plan; and

3.
Proposal Three: to vote FOR the ratification of the appointment of Hacker, Johnson & Smith, P.A., as the independent auditors of the Company for the fiscal year ending December 31, 2021.

SOLICITATION AND REVOCATION

Proxies must be received by us by 11:59 p.m. (local time) on June 1, 2021, the day prior to the Meeting day. A shareholder may revoke his or her proxy at any time up to one hour prior to the commencement of the Meeting.

To do this, you must:

●
   enter a new vote by telephone, over the Internet or by signing and returning another proxy card at a later date;

●
   file a written revocation with the Secretary of the Company at our address set forth above;

●
   file a duly executed proxy bearing a later date; or

●
   appear virtually at the Meeting and vote virtually.

A shareholder of record may revoke a proxy by any of these methods, regardless of the method used to deliver the shareholder’s previous proxy. If your ordinary shares are held in street name, you must contact your broker, dealer, commercial bank, trust company, or other nominee to revoke your proxy.

The individuals designated as proxies in the proxy card are officers of the Company.

All ordinary shares represented by properly executed proxies that are returned, and not revoked, will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in an executed proxy, it will be voted FOR the election of each director nominee named in Proposal One and FOR Proposal Two and Proposal Three, and in accordance with the proxy holder’s best judgment as to any other business that may properly come before the Meeting. If a shareholder appoints a person other than the persons named in the enclosed form of proxy to represent him or her, such person should vote the shares in respect of which he or she is appointed proxy holder in accordance with the directions of the shareholder appointing him or her.

PROPOSAL ONE
ELECTION OF DIRECTORS OF THE COMPANY

Our Articles currently provide that our Board shall consist of not less than four (4) directors (exclusive of alternate directors). We currently have four directors serving on our Board, and our Board has nominated those four directors – Jay Madhu, Krishna Persaud, Ray Cabillot, and Mayur Patel – for re-election as directors to serve until the Annual General Meeting of Shareholders of the Company in 2022.

Our Board has no reason to believe that any of these director nominees will not continue to be a candidate or will not be able to serve as a director of the Company if elected. In the event that any nominee is unable to serve as a director, the proxy holders named in the accompanying proxy have advised that they will vote for the election of such substitute or additional nominee(s) as our Board may propose. Our Board unanimously recommends that you vote FOR the election of each of the nominees.

Director Nominees

Each of the director nominees is currently serving as a director of the Company and is standing for re-election. Unless otherwise directed, the persons named in the proxy intend to vote all proxies FOR the election of each of the following director nominees:

Name	Age	Position	Director Since

Jay Madhu(3)(5)	54	Chairman of the Board of Directors, Chief Executive Officer, and President	2013

Krishna Persaud(1)(2)(4)(5)	59	Director	2013

Ray Cabillot(1)(2)(3)(4)(5)	58	Director	2013

Mayur Patel, M.D.(1)(2)(3)(4)	65	Director	2013
_______________
(1) Member of Audit Committee.
(2) Member of Compensation Committee.
(3) Member of Underwriting Committee.
(4) Member of Nominating and Corporate Governance Committee.
(5) Member of Investment Committee.

The nominees have consented to serve as directors of the Company if elected.

Set forth below is biographical information concerning each nominee for election as a director of the Company, including a discussion of such nominee’s particular experience, qualifications, attributes, or skills that led our Nominating and Corporate Governance Committee and our Board to conclude that the nominee should serve as a director of our Company.

Jay Madhu.   Mr. Madhu has served as our Chief Executive Officer and President, and as a director of our Company, since April 2013, and has served as Chairman of the Board since January 2018. Mr. Madhu has also served, since April 2013, as a director and the Chief Executive Officer and President of our reinsurance subsidiary, Oxbridge Reinsurance Limited. Mr. Madhu has also been a director of HCI Group, Inc., a publicly traded holding company owning subsidiaries primarily engaged in the property and casualty insurance business, since May 2007. He also served as the President of Greenleaf Capital, the real estate division of HCI Group, Inc., from June 2011 through June 2013 and as Vice President of Investor Relations for HCI Group, Inc. from February 2008 through June 2013. Mr. Madhu also served as Vice President of Marketing for HCI Group, Inc. from 2008 to 2011. In his various positions at HCI Group, Inc., Mr. Madhu’s responsibilities included marketing, investor relations and management and oversight of HCI Group’s real estate division. He has also been a director of HCI Group’s wholly owned subsidiary, Claddaugh Casualty Insurance Company Ltd (“Claddaugh”), since July 2010. From August 2013 to April 2014, Mr. Madhu has served on the board of directors of First Home Bancorp, Inc., a bank holding company in Seminole, Florida. Mr. Madhu also served on the board of directors of Wheeler Real Estate Investment Trust, Inc., a publicly held real estate investment trust, from 2012 to June 2014. As an owner and manager of commercial properties, Mr. Madhu has been President of 5th Avenue Group LC, a real estate management company, since 2002 and was President of Forrest Terrace LC, a real estate management company, from 1999 until 2010. In addition, Mr. Madhu is an investor in banking and health maintenance organizations. He was also President of The Mortgage Corporation Network (correspondent lenders) from 1996 to 2011. Prior to that, Mr. Madhu was Vice President, mortgage division, at First Trust Mortgage & Finance, from 1994 to 1996; Vice President, residential first mortgage division, at Continental Management Associates Limited, Inc., from 1993 to 1994; and President, S&S Development, Inc. from 1991 to 1993. He attended Northwest Missouri State University, where he studied marketing and management.

Mr. Madhu brings considerable business and marketing experience to our Board.

Krishna Persaud.   Mr. Persaud has been a director of our Company since April 2013. He has also been, since April 2013, a director of our reinsurance subsidiary, Oxbridge Reinsurance Limited. Mr. Persaud is a founder and the President, since June 2002, of KPC Properties, LLC, a real estate investment firm, where he leverages his knowledge and experience to identify opportunities to add value to real properties in the state of Florida. He implements a strategy of acquiring, adding value and relinquishing or holding the improved asset. He has demonstrated consistent success in implementing his strategy in real estate investments. Since June 2002, Mr. Persaud has been an asset manager, demonstrating the ability to consistently exceed average market returns. From May 2007 to May 2011, Mr. Persaud was a director of HCI Group, Inc., a publicly traded holding company owning subsidiaries primarily engaged in the property and casualty insurance business. Mr. Persaud received an award from the Tampa Bay INDOUS Chamber of Commerce as one of the most successful businessmen of the year in Tampa. Previously, he spent ten years working with several consulting firms and municipalities providing design and construction management services for a wide variety of building systems and public works projects. Mr. Persaud earned his Bachelor of Science degree in Mechanical Engineering and a Master’s Degree in Civil Engineering from City College of City University of New York. He holds licenses as a Professional Engineer in the States of Florida, New York, and California.

Mr. Persaud brings considerable investment experience to our Board.

Ray Cabillot.   Mr. Cabillot has been a director of our Company since April 2013. He has also been, since April 2013, a director of our reinsurance subsidiary, Oxbridge Reinsurance Limited. Since 1998, Mr. Cabillot has served as Chief Executive Officer and director of Farnam Street Capital, Inc., the General Partner of Farnam Street Partners L.P., a private investment partnership. Prior to his service at Farnam Street Capital, Mr. Cabillot was a Senior Research Analyst at Piper Jaffrey, Inc., an investment bank and asset management firm, from 1989 to 1997. Early in his career, Mr. Cabillot worked for Prudential Capital Corporation as an Associate Investment Manager and as an Investment Manager. Mr. Cabillot is currently a director for Pro-Dex, Inc. (PDEX) and Air T Inc. (AIRT) and several private companies and, from 2006 to 2010, served as director and Chairman of the board for O.I. Corporation (OICO). Mr. Cabillot earned his BA in economics from St. Olaf College and an MBA from the University of Minnesota. He is a Chartered Financial analyst (CFA).

Mr. Cabillot brings considerable investment expertise to our Board.

Mayur Patel, M.D.   Dr. Mayur Patel has been a director of our Company since October 2013. From 1989 until his retirement in April 2020, he was a full-time practicing physician in the field of diagnostic radiology and molecular imaging. In April 2020, Dr. Patel retired from active practice of medicine after a career spanning four decades. From 1997 until his retirement in April 2020, he was a founding partner and practicing physician with American Radiology Services (“ARS”), based in Baltimore Maryland. During his tenure, he practiced Radiology at three hospitals and several freestanding imaging centers. Dr. Patel also played an active role in administrative and financial function of the group. During his tenure he served as an elected member of the Board of Directors of American Radiology Associates, and in addition served on the finance, retirement and quality assurance committees. He has published many peer reviewed articles and also coauthored a book chapter in the field of diagnostic radiology and molecular imaging. He has held academic appointments as an Assistant Professor of Radiology at University of Vermont, School of Medicine (1989-1992) and at University of Maryland, School of Medicine (1989 -2000). Dr. Patel is a double board-certified physician and a diplomat of the American Board of Radiology and American Board of Nuclear Medicine. Outside of medicine, Dr. Patel has 25 years of experience in investing in the public markets as well as in private equity offerings. Dr. Patel is the brother-in-law of Paresh Patel, our former chairman of the Board who resigned from our Board of Directors effective December 31, 2017.

Dr. Patel brings considerable investment experience to our Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

PROPOSAL TWO

APPROVAL OF THE COMPANY’S 2021 OMNIBUS INCENTIVE PLAN

The Board has adopted the Oxbridge Re Holdings Limited 2021 Omnibus Incentive Plan (the “Plan”), subject to approval by our shareholders at the Meeting. If approved by our shareholders, the Plan will allow for the granting of equity and cash incentive awards to eligible individuals, including the issuance of up to 1,000,000 of our ordinary shares under the Plan. Awards under the Plan are intended to support the creation of long-term value and business returns for our shareholders. In addition, the Plan is intended to advance the Company’s growth and success and its interests by attracting and retaining well-qualified Non-Employee Directors upon whose judgment the Company is largely dependent for the successful conduct of its operations and by providing such individuals with incentives to put forth maximum efforts for the long-term success of the Company’s business.

Summary of the Terms of the Plan

The following is a summary of the material provisions of the Plan, a copy of which is attached hereto as Appendix A and incorporated by reference herein. This summary is qualified in its entirety by reference to the full and complete text of the Plan. Any inconsistencies between this summary and the text of the Plan will be governed by the text of the Plan.

Purpose and Effective Date

The two complementary purposes of the Plan are (1) to attract, retain, focus and motivate our and our affiliates’ executives and other selected employees, directors, consultants and advisors and (2) to increase shareholder value. The Plan will become effective if approved by our shareholders at the Meeting.

Administration and Eligibility

The Compensation Committee of the Board, or any successor committee with similar authority which the Board may appoint, which in either case consists of not less than two members of the Board who meet the “non-employee director” requirements of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) (either referred to as the “Committee”) will administer the Plan (the “Administrator”). The Plan authorizes the Committee to interpret the provisions of the Plan; prescribe, amend and rescind rules and regulations relating to the Plan; correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any award or any agreement covering an award; and make all other determinations necessary or advisable for the administration of the Plan, in each case in its sole discretion. The Board may also administer the Plan to the extent it retains authority and responsibility as administrator of the Plan. Notwithstanding anything in the Plan to the contrary, the Administrator is authorized to grant to newly hired or promoted participants awards with any vesting condition, any vesting period or any performance period. The Administrator also may accelerate or shorten the vesting or performance period of an award, in connection with a participant’s death, disability, retirement or termination by us or our affiliates without cause or a change of control of our Company.

To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to one or more officers of the Company, any or all of their respective authority and responsibility as an administrator of the Plan. However, no such delegation is permitted with respect to stock-based awards made to any participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act or the liability provisions of Section 16(b) of the Exchange Act at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of non-employee directors.

The Administrator may designate any of the following as a participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its affiliates; any individual that the Company or an affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its affiliates; or any director, including a non-employee director. Currently, the persons eligible to participate in the Plan consist of approximately three employees and three non-employee directors.

Types of Awards

The Plan permits the grant of options (including incentive share options), share appreciation rights, restricted shares, restricted share units, performance shares, performance units, annual cash incentives, long-term cash incentives, dividend equivalent units and other types of share-based awards. These award types are described in further detail below.

Stock Subject to the Plan

The Plan provides that 1,000,000 of our ordinary shares are reserved for issuance under the Plan. The number of ordinary shares reserved under the Plan will be depleted by the maximum number of shares, if any, that may be issuable under an award at the time of grant.

In general, if an award granted under the Plan lapses, expires, terminates or is cancelled without the issuance of shares under the award, if it is determined during or at the conclusion of the term of an award that all or some portion of the shares under the award will not be issuable on the basis that the conditions for such issuance will not be satisfied, if shares are forfeited under an award or if shares are issued under an award and we reacquire them pursuant to rights reserved upon the issuance of the shares, then such shares will again be available for issuance under the Plan, except that shares reacquired pursuant to reserved rights may not be issued pursuant to incentive share options. Shares tendered in payment of the exercise price of an option, shares withheld to satisfy tax withholding obligations and shares purchased by us using proceeds from option exercises may not be recredited to the reserve.

Options

The Administrator will generally determine all terms and conditions of each option. However, the grant date may not be any day prior to the date that the Administrator approves the grant, the exercise price may not be less than the fair market value of the shares subject to the option as determined on the date of grant (other than in the case of an Option that is not an incentive share option and that complies with Section 409A of the Internal Revenue Code of 1986 (the “Code”)) and the option must terminate no later than ten years after the date of grant. Unless restricted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of options may be made (1) by delivery of cash or other shares or other securities of the Company having a then fair market value equal to the purchase price of such shares, (2) by delivery to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (3) by surrendering the right to receive shares otherwise deliverable to the participant upon exercise of the award having a fair market value at the time of exercise equal to the total exercise price, or (4) by any combination of (1), (2) and/or (3). Except to the extent otherwise set forth in an award agreement, a participant will have no rights as a holder of our ordinary shares as a result of the grant of an option until the option is exercised, the exercise price and applicable withholding taxes are paid and the shares subject to the option are issued thereunder.

Share Appreciation Rights

The Administrator will generally determine all terms and conditions of each share appreciation right. A share appreciation right (“SAR”) is the right of a participant to receive cash in an amount, and/or ordinary shares with a fair market value, equal to the appreciation of the fair market value of one of our ordinary shares during a specified period of time. However, the grant date may not be any day prior to the date that the Administrator approves the grant, the grant price may not be less than the fair market value of the shares subject to the share appreciation right as determined on the date of grant (unless such SAR complies with Code Section 409A) and the share appreciation right must terminate no later than ten years after the date of grant.

Performance and Share Awards

The Administrator will generally determine all terms and conditions of each award of shares, restricted shares, restricted share units, performance shares or performance units. Restricted shares means ordinary shares that are subject to a risk of forfeiture, restrictions on transfer or both a risk of forfeiture and restrictions on transfer. Restricted share unit means the right to receive a payment equal to the fair market value of one of our ordinary shares. Performance share means the right to receive ordinary shares, including restricted shares, to the extent performance goals are achieved. Performance unit means the right to receive a payment valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more of our ordinary shares, to the extent performance goals are achieved. The terms and conditions that the Administrator will determine include the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made.

Incentive Awards

The Administrator has the authority to grant annual and long-term incentive awards. Incentive awards are the right to receive a cash payment to the extent performance goals are achieved. The Administrator will determine all of the terms and conditions of each incentive award, including the performance goals, the performance period, the potential amount payable and the timing of payment, provided that the Administrator must require that payment of all or any portion of the amount subject to the award is contingent on the achievement of one or more performance goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the goals are deemed achieved upon a participant’s death, disability or retirement, or such other circumstances as the Administrator may specify. For long-term incentive awards, the performance period must relate to a period of more than one fiscal year.

Dividend Equivalent Units

The Administrator has the authority to grant dividend equivalent units in connection with awards other than options, share appreciation rights or other share rights within the meaning of Code Section 409A. A dividend equivalent unit is the right to receive a payment, in cash or ordinary shares, equal to the cash dividends or other distributions that we pay with respect to an ordinary share. No dividend equivalent unit granted in tandem with another award may include vesting provisions more favorable to the participant than the vesting provisions, if any, to which the tandem award is subject.

Other Share-Based Awards

The Administrator may grant to participants other types of awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, our ordinary shares, either alone or in addition to or in conjunction with other awards, and payable in our ordinary shares or cash. Subject to the limits of the Plan, an award may include the issuance of unrestricted ordinary shares, which may be awarded in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of performance goals or otherwise, or rights to acquire ordinary shares from us. The Administrator will generally determine all terms and conditions of the award, except that any award that provides for purchase rights must be priced at 100% of fair market value on the date of the award.

Performance Goals

For purposes of the Plan, performance goals means any subjective or objective goals the Administrator establishes, in its discretion with respect to an Award. Performance goals may, without limitation, relate to one or more of the following with respect to the Company or any one or more of its subsidiaries, affiliates or other business units: gross premiums written; gross premiums earned; net premiums written; net premiums earned; modeled probable maximum loss (“PML”); PML to premium ratios; modeled average annual loss (“AAL”); AAL to premium ratios; reinsurance costs; book value; revenue; cash flow; total shareholder return; dividends; debt; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; profit before tax; gross profit; net profit; net operating profit; net operating profit after taxes; net sales; earnings before interest and taxes; earnings before interest, taxes, depreciation, and/or amortization (“EBITDA”); Fair Market Value of Shares; basic earnings per share; EBITDA excluding charges for share compensation, management fees, restructurings, impairments and/or other specified items (“Adjusted EBITDA”); EBITDA excluding capital expenditures; basic or diluted earnings per share or improvement in basic or diluted earnings per share; revenues (including, but not limited to, total revenues, net revenues or revenue growth); net operating profit; growth in basic or diluted book value; financial return measures (including, but not limited to, return on assets, capital, invested capital, investments, investment income generated by underwriting or other operations or on the float from such operations, equity, or revenue) including or excluding negative returns, and with or without compounding; cash flow measures (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); productivity ratios (including but not limited to measuring liquidity, profitability or leverage); enterprise value; share price (including, but not limited to, growth measures and total shareholder return, inclusive or exclusive of dividends); expense/cost management targets (including but not limited to improvement in or attainment of expense levels, capital expenditure levels, and/or working capital levels); margins (including, but not limited to, operating margin, underwriting margins, net income margin, cash margin, gross, net or operating profit margins, EBITDA margins, Adjusted EBITDA margins); operating efficiency; market share or market penetration; customer targets (including, but not limited to, customer growth or customer satisfaction); working capital targets or improvements; profit measures (including but not limited to gross profit, net profit, operating profit, investment profit and/or underwriting profit), including or excluding charges for share compensation, fee income, underwriting losses incurred in prior periods, changes in IBNR reserves and/or other specified items; economic value added; balance sheet metrics (including, but not limited to, inventory, inventory turns, receivables turnover, net asset turnover, debt reduction, retained earnings, year-end cash, cash conversion cycle, ratio of debt to equity or to EBITDA); workforce targets (including but not limited to diversity goals, employee engagement or satisfaction, employee retention, and workplace health and safety goals); implementation, completion or attainment of measurable objectives with respect to risk management, research and development, key products or key projects, lines of business, acquisitions and divestitures and strategic plan development and/or implementation; comparisons with various stock market indices, peer companies or industry groups or classifications with regard to one more of these criteria; or a combination of the foregoing.

Except to the extent otherwise determined by the Administrator, as to each performance goal, the relevant measurement of performance will be computed in accordance with generally accepted accounting principles to the extent applicable, but will exclude the effects of the following: (1) charges for reorganizing and restructuring; (2) discontinued operations; (3) asset write-downs; (4) gains or losses on the disposition of a business; (5) changes in tax or accounting principles, regulations or laws; (6) mergers, acquisitions, dispositions or recapitalizations; (7) impacts on interest expense, preferred dividends and share dilution as a result of debt and capital transactions; (8) extraordinary, unusual and/or non-recurring items of income, expense, gain or loss, that, in case of each of the foregoing, the Company identifies in its publicly filed periodic or current reports, its audited financial statements, including notes to the financial statements, or the Management’s Discussion and Analysis section of the Company’s annual report; (9) realized capital gains and losses except for periodic settlements and accruals on non-hedge derivative instruments; (10) valuation changes on imbedded derivatives that are not hedged; (11) after tax effect of catastrophe losses; and (12) any settlement, award or claim paid as a result of lawsuits or other proceedings brought against the Company or any one or more of its subsidiaries or affiliates regarding the scope and nature of coverage provided under an insurance policy issued by such company. Performance goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The performance goals also may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

Effect of Termination of Employment or Service on Awards

If a participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or its affiliates that discusses the effect of the participant’s termination of employment or service on that participant’s awards under the Plan, then such agreement shall control. In any other case, except as otherwise provided by the Administrator in an award agreement or as otherwise determined by the Administrator prior to or at the time of termination of the participant’s employment or service, the following provisions shall apply upon a participant’s termination of employment or service with the Company and its affiliates.

Termination of Employment or Service

If a participant’s service with the Company and its affiliates as an employee or a director ends for any reason other than (i) a termination for Cause (as defined in the Plan), (ii) death, (iii) Disability (as defined in the Plan), or (iv) Retirement (as defined in the Plan), then any outstanding unvested options or SARs shall be forfeited immediately upon such termination, and any outstanding vested options or SARs shall be exercisable until the earlier of (A) six months following the participant’s termination date and (B) the expiration date of the option or SAR under the terms of the applicable award agreement; provided that, if the option was granted to a director, then the vested options or SARs shall be exercisable until the earlier of twelve months following the participant’s termination date and the expiration date. All other outstanding awards made to the participant, to the extent not then earned, vested or paid to the participant, shall terminate on the participant’s last day of employment or service.

Death, Disability or Retirement of Participant

If a participant dies during employment with the Company and its affiliates or while a director, or if a participant’s service terminates as a result of Disability or Retirement, then:

●
all outstanding options or SARs shall become fully vested and exercisable by the participant or, in the case of death, by the participant’s estate or the person who has acquired the right to exercise such awards by bequest or inheritance, as follows:

◦
in the case of the participant’s death, until the earlier of twelve months following the date of the participant’s death and the expiration date of the option or SAR;

◦
in the case of a termination as a result of Disability, until the earlier of twelve months following the date of the termination and the expiration date of the option or SAR; or

◦
in the case of a termination as a result of Retirement, until the earlier of ten years following the date of the participant’s Retirement and the expiration date of the option or SAR.

All restrictions on all outstanding awards of restricted shares or restricted units that are not performance awards, including all related dividend equivalent units, shall be deemed to have lapsed, and such awards shall become fully vested, upon the date of death or termination, as applicable.

All outstanding awards of performance shares and performance units, including all related dividend equivalent units, shall be paid in either unrestricted ordinary shares or cash, as the case may be, following the end of the performance period and based on achievement of the performance goals established for such awards, as if the participant had not died or terminated service, as applicable, but prorated based on the portion of the performance period that the participant has completed at the time of death or termination of service.

All other outstanding awards made to the participant, to the extent not then earned, vested or paid to the participant, shall terminate on the participant’s last day of employment or service.

Termination for Cause

If a participant’s employment with the Company and its affiliates or service as a director is terminated for Cause, all awards and grants of every type, whether or not then vested, shall terminate no later than the participant’s last day of employment. The Committee shall have discretion to waive the application of this provision in whole or in part and to determine whether the event or conduct at issue constitutes Cause for termination.

Consultants and Other Stock-Based Awards

The Administrator shall have the discretion to determine, at the time an award is made, the effect of the termination of service of a consultant on awards held by such individual, and the effect on other share-based awards of the participant’s termination of employment or service with the Company and its affiliates.

Transferability of Awards

Awards under the Plan generally will be nontransferable, unless the Administrator otherwise permits.

Adjustments

Under the terms of the Plan, if any of the following occurs:

● the Company is involved in a merger or other transaction in which its ordinary shares are changed or exchanged;

● the Company subdivides or combines its ordinary shares or declares a dividend payable in ordinary shares, other securities or other property;

● the Company effects a cash dividend, the amount of which, on a per share basis, exceeds 10% of the fair market value of an ordinary share at the time the dividend is declared, or the Company effects any other dividend or other distribution on ordinary shares in the form of cash, or a repurchase of ordinary shares, that the Board determines is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the ordinary shares; or

● any other event occurs, which, in the judgment of the Board or Committee necessitates an adjustment to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the Plan;
then the Administrator will, in a manner it deems equitable to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the Plan and subject to certain provisions of the Code, adjust the number and type of ordinary shares subject to the Plan and which may, after the event, be made the subject of awards; the number and type of ordinary shares subject to outstanding awards; the grant, purchase or exercise price with respect to any award; and performance goals of an award.

In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award (without the consent of the holder) in an amount and at a time determined by the Administrator.

No such adjustments may be authorized in the case of incentive share options to the extent that such authority would cause the Plan to violate Code Section 422(b).

Without limitation, if there is a reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a change of control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding ordinary shares are not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute for each share then subject to an award and the shares subject to the Plan the number and kind of shares, other securities, cash or other property to which holders of our ordinary shares will be entitled in respect of each share pursuant to the transaction.

In the case of a share dividend (other than a share dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the shares (including a reverse share split), if no action is taken by the Administrator, the adjustments described above will automatically be made.

In connection with any merger, consolidation, acquisition of property or shares, or reorganization, the Administrator may authorize the issuance or assumption of awards under the Plan.

Change of Control

Unless otherwise expressly provided in an award agreement or another contract, or under the terms of a transaction constituting a change of control, the Administrator may provide for the acceleration of the vesting or earning and, if applicable, exercisability of any outstanding award, or portion thereof, or the lapsing of any conditions or restrictions on or the time for payment in respect of any outstanding award, or portion thereof, upon a change of control or the termination of the participant’s employment following a change of control.

In addition, unless otherwise expressly provided in an award agreement or another contract, or under the terms of a transaction constituting a change of control, the Administrator may provide that any or all of the following will occur in connection with a change of control:

●
the substitution for the shares subject to any outstanding award of securities of a surviving corporation or any successor corporation to the Company, or a parent or subsidiary, in which case the aggregate purchase or exercise price, if any, of the award, or portion thereof, will remain the same,

●
the conversion of any outstanding award into a right to receive cash or other property upon or following the consummation of the change of control in an amount equal to the value of the consideration to be received by holders of our ordinary shares in connection with such transaction for one share, less the per share purchase or exercise price of the award, if any, multiplied by the number of shares subject to the award,

●
acceleration of the vesting (and, as applicable, the exercisability) of any and/or all outstanding awards,

●
the cancellation of any outstanding and unexercised awards upon or following the consummation of the change of control (without the consent of an award holder or any person with an interest in an award),

●
in the case of options or share appreciation rights, the cancellation of all outstanding options or share appreciation rights in exchange for a cash payment equal to the excess of the change of control price (as defined in the Plan) over the exercise price of the shares subject to the option or share appreciation right upon the change of control (or for no cash payment if such excess is zero), and/or

●
the cancellation of any awards in exchange for a cash payment based on the value of the award as of the date of the change of control (or for no payment if the award has no value).

The terms of any awards that are subject to Code Section 409A will govern the treatment of such awards upon a change of control to the extent required for such awards to remain compliant with Code Section 409A, as applicable.

“Change of control” under the Plan means the occurrence of any one of the following:

●
Any person (other than an employee benefit plan of the Company or of any subsidiary of the Company and fiduciaries and certain other parties related to any of these plans) becomes the beneficial owner of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

●
The Company is merged or consolidated with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or the Company engages in a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires 50% or more of the combined voting power of the Company’s then outstanding securities. Notwithstanding the foregoing, a merger or consolidation involving the Company shall not be considered a change of control if the Company is the surviving corporation and shares are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value, unless persons who beneficially owned shares outstanding immediately prior to such transaction own beneficially less than a majority of the outstanding voting securities of the Company immediately following the merger or consolidation;

●
The Company or any affiliate sells, assigns or otherwise transfers assets in a transaction or series of related transactions, if the aggregate market value of the assets so transferred exceeds 50% of the Company’s consolidated book value, determined by the Company in accordance with generally accepted accounting principles, measured at the time at which such transaction occurs or the first of such series of related transactions occurs; provided, however, that such a transfer effected pursuant to a spin-off or split-up where shareholders of the Company retain ownership of the transferred assets proportionate to their pro rata ownership interest in the Company shall not be a change of control;

●
The Company dissolves and liquidates substantially all of its assets; or

●
At any time when the “continuing directors” cease to constitute a majority of the Board. For this purpose, a “continuing director” means the individuals who, at the effective date of the Plan, constitute the Board and any new directors (other than directors designated by a person who has entered into an agreement with the Company to effect a change of control transaction) whose appointment to the Board or nomination for election by company shareholders was approved by a vote of at least two-thirds of the then-serving continuing directors.

If an award is considered deferred compensation subject to the provisions of Code Section 409A, then the Administrator may include an amended definition of “change of control” in the award agreement issued with respect to such award as necessary to comply with, or as necessary to permit a deferral under, Code Section 409A.

The Plan does not provide for a “gross-up” for any excise taxes imposed on golden parachute payments under Code Section 4999. Rather, except to the extent the participant has in effect an employment or similar agreement with the Company or any affiliate or is subject to a policy that provides for a more favorable result to the participant, if any payments or benefits paid by the Company pursuant to the Plan would cause some or all of such payments or benefits in conjunction with any other payments or benefits in connection with a change of control to be subject to the tax imposed by Code Section 4999, then these payments will either be cut back to a level below the amount triggering the tax or be delivered in full, whichever will provide the greater after-tax benefit to the participant.

Termination and Amendment

The Plan will terminate on the tenth (10th) anniversary of the effective date of the Plan, subject to the Board’s right to terminate the Plan earlier at any time. In addition, the Board or the Administrator may amend the Plan at any time, except:

●
the Board must approve any amendment to the Plan if we determine such approval is required by prior action of the Board, applicable corporate law or any other applicable law;

●
shareholders must approve any amendment to the Plan if we determine that such approval is required by Section 16 of the Exchange Act, the listing requirements of any principal securities exchange or market on which our ordinary shares are then traded, or any other applicable law; and

●
shareholders must approve any amendment to the Plan that materially increases the number of ordinary shares reserved under the Plan or that diminishes the provisions prohibiting repricing or backdating stock options and share appreciation rights.

The Administrator generally may modify, amend or cancel any award or waive any restrictions or conditions applicable to any award or the exercise of the award. Any modification or amendment that materially diminishes the rights of the participant or any other person that may have an interest in the award, or that cancels any award, will be effective only if agreed to by that participant or other person. The Administrator does not need to obtain participant or other interested party consent, however, for the adjustment or cancellation of an award pursuant to the adjustment provisions of the Plan or the modification of an award to the extent deemed necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which our ordinary shares are then traded, to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any award for the Company, or to the extent the Administrator determines that the action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person(s) with an interest in the award.

The authority of the Administrator to terminate or modify the Plan or awards will extend beyond the termination date of the Plan. In addition, termination of the Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

Cancellation, Disgorgement and Recoupment of Awards

The Committee may cancel an award or require a participant to return to us any compensation received under an award in certain circumstances, such as if the participant is terminated for cause or breaches any restrictive covenants, such as a non-compete, with us. In addition, all awards will be subject to any recoupment or clawback policy that we adopt from time to time.

Repricing Prohibited

Neither the Administrator nor any other person may: (1) amend the terms of outstanding options or share appreciation rights to reduce the exercise price of such outstanding options or share appreciation rights; (2) cancel outstanding options or share appreciation rights in exchange for options or share appreciation rights with an exercise price that is less than the exercise price of the original options or share appreciation rights; or (3) cancel outstanding options or share appreciation rights with an exercise price above the current share price in exchange for cash or other securities.

Backdating Prohibited

The Administrator may not grant an option or share appreciation right with a grant date that is effective prior to the date the Administrator takes action to approve such award.

Foreign Participation

To assure the viability of awards granted to participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using the Plan in a foreign country will not affect the terms of the Plan for any other country.

Certain U.S. Federal Income Tax Consequences Applicable to U.S. Taxpayers

IRS Circular 230 Notice Requirement. This communication is not given in the form of a covered opinion, within the meaning of Circular 230 issued by the United States Secretary of the Treasury. Thus, we are required to inform participants that they cannot rely upon any tax advice contained in this communication for the purpose of avoiding United States federal tax penalties. In addition, any tax advice contained in this communication may not be used to promote, market or recommend a transaction to another party.

The tax consequences of stock options and other awards granted under the Plan are complex and depend, in large part, on the surrounding facts and circumstances. This section provides a brief summary of certain significant U.S. federal income tax consequences of the Plan under existing U.S. law. This summary is not a complete statement of applicable law and is based upon the Code, the regulations promulgated therein, as well as administrative and judicial interpretations of the Code as in effect on the date of this description. If U.S. federal tax laws, or the interpretations of such laws, change in the future, the information provided in this section may no longer be accurate. This section does not discuss state, local, or non-U.S. tax consequences. This section also does not discuss the effect of gift, estate, or inheritance taxes. Therefore, it is important that participants consult with their tax advisor before taking any action with respect to any award such participant receives under the Plan.

We are not a U.S. taxpayer and, accordingly, awards under the Plan are not expected to have direct U.S. federal income tax consequences to us.

Options

The grant of an option under the Plan will create no federal income tax consequences to the recipient. A participant who is granted a non-qualified option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of our ordinary shares at such time over the exercise price. Upon the participant’s subsequent disposition of the ordinary shares received with respect to such option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the ordinary shares on the exercise date).

In general, a participant will recognize no income or gain as a result of the exercise of an incentive share option, except that the alternative minimum tax may apply. Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of our ordinary shares acquired pursuant to the exercise of an incentive share option. If the participant fails to hold the ordinary shares acquired pursuant to the exercise of an incentive share option for at least two years from the grant date of the incentive option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of the gain realized on the disposition and the excess of the fair market value of our ordinary shares on the exercise date over the exercise price. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Share Appreciation Rights

The grant of a share appreciation right under the Plan will create no income tax consequences to the recipient. A participant who is granted a share appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of our ordinary shares at such time over the grant price. If the share appreciation right is settled in our ordinary shares, upon the participant’s subsequent disposition of such shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the ordinary shares on the exercise date).

Restricted Shares

Generally, a participant will not recognize income at the time an award of restricted shares is made under the Plan, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the shares lapse in an amount equal to the fair market value of the restricted shares at such time. Any otherwise taxable disposition of the restricted shares after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of our ordinary shares on the date the restrictions lapse). Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid. Any dividends paid in stock will be treated as an award of additional restricted shares subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted shares, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted shares on the date of the award (less the amount, if any, the participant paid for such restricted shares). If the participant makes the election, then any cash dividends the participant receives with respect to the restricted shares will be treated as dividend income to the participant in the year of payment. Any otherwise taxable disposition of the restricted shares (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted shares, then the participant will not be entitled to claim a credit for the tax previously paid.

Restricted Share Units

A participant will not recognize income at the time an award of a restricted share unit is made under the Plan. Upon the participant’s receipt of shares (or cash) at the end of the restriction period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received. If the restricted share units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Shares

The grant of performance shares will create no income tax consequences for the participant. Upon the participant’s receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives restricted shares in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted shares as described above. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents paid on performance shares prior to or at the end of the performance period. Upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Units

The grant of a performance unit will create no income tax consequences to the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received. If performance units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Incentive Awards

A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid.

Dividend Equivalent Units

A participant who is paid a dividend equivalent with respect to an award will recognize ordinary income equal to the value of cash or common stock paid.

Code Sections 409A

Awards under the Plan may constitute, or provide for, a deferral of compensation under Section 409A of the Code. If the requirements of Code Section 409A are not complied with, then holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax and, potentially, interest and penalties. The Plan is intended to permit compliance with Code Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued pursuant to Code Section 409A. To the extent that we determine that any award granted under the Plan is subject to Code Section 409A, the award agreement evidencing such award is expected generally to incorporate the terms and conditions required by Code Section 409A. The Plan and any applicable awards may be modified to exempt the awards from Code Section 409A or comply with the requirements of Code Section 409A.

New Plan Benefits

The awards that may be granted under the Plan in the future to the executive officers or non-employee directors named in this Proxy Statement or to other officers, non-employee directors, employees, or other persons cannot be determined at this time. The Administrator will make such determinations from time to time.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPANY’S 2021 OMNIBUS INCENTIVE PLAN.

PROPOSAL THREE
RATIFICATION OF THE COMPANY’S AUDITORS

Upon recommendation of the Audit Committee of the Company, our Board proposes that the shareholders ratify the appointment of Hacker, Johnson & Smith, P.A. (“Hacker Johnson”) to serve as the independent auditors of the Company for the fiscal year ending December 31, 2021. Hacker Johnson served as the independent auditors of the Company for the fiscal years ended December 31, 2013 through December 31, 2020.

Although ratification is not required by law, our Board believes that shareholders should be given the opportunity to express their views on the subject. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its shareholders.

We do not expect that a representative of Hacker Johnson will attend the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF HACKER
JOHNSON AS THE COMPANY’S AUDITOR.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Board Leadership Structure and Risk Oversight

Our Company’s Board does not have a current requirement that the roles of Chief Executive Officer and Chairman of the Board be either combined or separated because the Board believes it is in the best interest of our Company to make this determination based upon the position and direction of the Company and the constitution of the Board. The Board regularly evaluates whether the roles of Chief Executive Officer and Chairman of the Board should be combined or separated.

Since the Company’s formation in 2013 through to December 31, 2017, the Company had bifurcated the positions of Chairman of the Board and Chief Executive Officer. Paresh Patel had served as Chairman of the Board since April 2013 through to his resignation in December 2017. Jay Madhu has served as Chief Executive Officer of the Company since April 2013 and took on the additional role of Chairman of the Board effective January 1, 2018.

Our independent directors have determined that the most effective leadership structure for our Company at the present time is for our Chief Executive Officer to also serve as our Chairman of the Board. Our independent directors believe that because our Chief Executive Officer is ultimately responsible for our day-to-day operations and for executing our business strategy, and because our performance is an integral part of the deliberations of our Board, our Chief Executive Officer is the director best qualified to act as Chairman of the Board. Our Board retains the authority to modify this structure to best address our unique circumstances, and so advance the best interests of all stockholders, as and when appropriate.

We have three independent directors and one non-independent director. We believe that the number of independent, experienced directors on our Board provides the necessary and appropriate oversight for our Company.

Management is primarily responsible for assessing and managing the Company’s exposure to risk. While risk assessment is management’s duty, the Audit Committee is responsible for discussing certain guidelines and policies with management that govern the process by which risk assessment and control is handled. The Audit Committee also reviews steps that management has taken to monitor the Company’s risk exposure. In addition, the Underwriting Committee approves and reviews our underwriting policies and guidelines, oversees our underwriting process and procedures, monitors our underwriting performance and oversees our underwriting risk management exposure. Management focuses on the risks facing the Company, while the Audit Committee and the Underwriting Committee focus on the Company’s general risk management strategies and oversee risks undertaken by the Company. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Board Committees and Meetings

Our Board has five committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, an Underwriting Committee, and an Investment Committee. Each committee, except for the Investment Committee, has a written charter. The table below provides current membership information for each of the committees.

Nominating and
	Audit	Compensation	Corporate Governance	Underwriting	Investment
	Committee	Committee	Committee	Committee	Committee

Jay Madhu				X	X

Krishna Persaud	X	X*	X*		X

Ray Cabillot	X*	X	X	X	X*

Mayur Patel, M.D.	X	X	X	X*

# of meetings held in 2020	4	0	1	4	4
______________
*  Committee Chairperson

Our Board held four meetings in 2020. Each of our directors attended at least 75% of the meetings of the Board in 2020.

It is our policy that directors are expected to attend the Annual General Meeting of Shareholders in the absence of a scheduling conflict or other valid reason. All of our directors attended our 2020 Annual General Meeting of Shareholders.

The Board has determined that (1) Jay Madhu does not qualify as an independent director under the applicable rules of The Nasdaq Stock Market and the Securities and Exchange Commission (“SEC”) and (2) Krishna Persaud, Ray Cabillot and Mayur Patel qualify as independent directors under the applicable rules of The Nasdaq Stock Market and the SEC.

The Board has also determined that all of the current members of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee qualify as independent directors under the applicable rules of The Nasdaq Stock Market and SEC and that the current members of the Compensation Committee each qualify as a “non-employee director” as defined in Section 16b-3 of the Exchange Act.

Below is a description of each committee of our Board.

Audit Committee

Our Audit Committee consists of three members – Ray Cabillot, Krishna Persaud, and Mayur Patel. Each of these individuals meets all independence requirements for Audit Committee members set forth in applicable SEC rules and regulations and the applicable rules of The Nasdaq Stock Market. Ray Cabillot serves as Chairman of our Audit Committee and qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC.

The Audit Committee has general responsibility for the oversight of our accounting, reporting and financial control practices. The Audit Committee is governed by a written charter approved by our Board, which outlines its primary duties and responsibilities, and which can be found on our website at www.oxbridgere.com.

Compensation Committee

Our Compensation Committee currently consists of three members – Krishna Persaud, Mayur Patel, and Ray Cabillot. Krishna Persaud serves as Chairman of our Compensation Committee. All of the current members of our Compensation Committee qualify as independent directors under the applicable rules of The Nasdaq Stock Market and as “non-employee directors” under Section 16b-3 of the Exchange Act.

The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our Chief Executive Officer and to make recommendations to our Board relating to the compensation of our other executive officers. Our Compensation Committee, among other things, assists our Board in ensuring that a proper system of compensation is in place to provide performance-oriented incentives to management. Our Compensation Committee has the authority to delegate its responsibilities to a subcommittee or to officers of the Company to the extent permitted by applicable law and the compensation plans of the Company if it determines that such delegation would be in the best interest of the Company. Our Compensation Committee may engage a compensation consultant; however, it did not engage a compensation consultant with respect to executive or director compensation for 2020.

The Compensation Committee is governed by a written charter approved by our Board, which outlines its primary duties and responsibilities, and which can be found on our website at www.oxbridgere.com.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is composed of three members – Ray Cabillot, Mayur Patel, and Krishna Persaud. Krishna Persaud serves as the Chairman of our Nominating and Corporate Governance Committee. All of the members of our Nominating and Corporate Governance Committee qualify as independent directors under the applicable rules of The Nasdaq Stock Market.

The Nominating and Corporate Governance Committee makes recommendations to our Board as to nominations for our Board and committee members, as well as with respect to structural, governance, and procedural matters. The Nominating and Corporate Governance Committee also reviews the performance of our Board and the Company’s succession planning. The Nominating and Corporate Governance Committee is governed by a written charter approved by our Board, which outlines its primary duties and responsibilities, and which can be found on our website at www.oxbridgere.com.

The Nominating and Corporate Governance Committee is responsible for reviewing the criteria for the selection of new directors to serve on the Board and reviewing and making recommendations regarding the composition and size of the Board. When our Board decides to seek a new member, whether to fill a vacancy or otherwise, the Nominating and Corporate Governance Committee will consider recommendations from other directors, management and others, including shareholders. In general, the Nominating and Corporate Governance Committee looks for directors possessing superior business judgment and integrity who have distinguished themselves in their chosen fields and who have knowledge or experience in the areas of insurance, reinsurance, financial services or other aspects of the Company’s business, operations or activities. In selecting director candidates, the Nominating and Corporate Governance Committee also considers the interplay of the candidate’s experience with the experience of the other Board members.

The Nominating and Corporate Governance Committee will consider, for director nominees, persons recommended by shareholders, who may submit recommendations to the Nominating and Corporate Governance Committee in care of the Company’s Secretary, at Suite 201, 42 Edward Street, P.O. Box 469, Grand Cayman, KY1-9006, Cayman Islands. To be considered by the Nominating and Corporate Governance Committee, such recommendations must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve if elected. Nominees for director who are recommended by shareholders to the Nominating and Corporate Governance Committee will be evaluated in the same manner as any other nominee for director.

Underwriting Committee

The Underwriting Committee consists of three members – Mayur Patel, Jay Madhu, and Ray Cabillot. Mayur Patel serves as Chairman of our Underwriting Committee. The Underwriting Committee’s responsibilities include approving and reviewing our underwriting policies and guidelines, overseeing our underwriting process and procedures, monitoring our underwriting performance and overseeing our underwriting risk management exposure. The Underwriting Committee is governed by a written charter approved by our Board, which outlines its primary duties and responsibilities, and which can be found on our website at www.oxbridgere.com.

Investment Committee

The Investment Committee consists of three members – Krishna Persaud, Jay Madhu, and Ray Cabillot. Ray Cabillot serves as Chairman of the Investment Committee. The Investment Committee’s responsibilities include approving and reviewing any changes to our investment guidelines, and monitoring investment performance and market, credit and interest rate exposure as a result of opportunistic investment decisions undertaken by management. The Investment Committee is governed by investment guidelines that have been approved by our Board. There is no written charter for the Investment Committee.

Code of Ethics

Our Board has adopted a written Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. We have posted a current copy of the code on our website, www.oxbridgere.com, in the “Investor Information” section of the website. We intend to disclose any change to or waiver from our Code of Business Conduct and Ethics by posting such change or waiver to our internet web site within the same section as described above.

EXECUTIVE OFFICERS

Name	Age	Position	Position Since
Jay Madhu*	54	Chief Executive Officer, President, and Chairman of the Board (Principal Executive Officer)	2013

Wrendon Timothy	40	Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)	2013

*  See biography above under “Director Nominees”

Wrendon Timothy. Wrendon Timothy has served as our Chief Financial Officer and Secretary since August 2013. Mr. Timothy has over fifteen (15) years of professional experience in business, audit and assurance service both in Trinidad and the Cayman Islands. From September 2007 through July 2013, Mr. Timothy worked as an Audit Senior and Audit Manager at PricewaterhouseCoopers Chartered Accountants in the Cayman Islands, specializing in insurance and reinsurance clients. From September 2005 through August 2007, Mr. Timothy served as a Senior Accountant at KPMG Chartered Accountants in Trinidad and Tobago. Mr. Timothy is a Fellow of the Association of Chartered Certified Accountants and holds a Postgraduate Diploma in Business Administration and a Master of Business Administration, with Distinction (with Specialism in Finance – with Distinction), from Heriott Watt University. Mr. Timothy holds directorship with a number of privately-held companies and not-for-profit organizations and is a member of the Cayman Islands Institute of Professional Accountants (CIIPA) and an Associate Member of the Chartered Governance Institute (formerly known as the Institute of Chartered Secretaries and Administrators).

DIRECTOR COMPENSATION

All directors, other than Mr. Madhu, are entitled to receive compensation from us for their services as directors. Under the Articles, our directors may receive compensation for their services as may be determined by our Board. During 2020, none of our non-employee directors received cash or an equity compensation award. Director fees paid in cash have been indefinitely suspended since October 1, 2017.

SHAREHOLDER COMMUNICATION

Our Board has adopted a policy for handling shareholder communications to directors. Shareholders may send written communications to our Board or any one or more of the individual directors by mail, c/o Secretary, Oxbridge Re Holdings Limited, Suite 201, 42 Edward Street, P.O. Box 469, Grand Cayman, KY1-9006, Cayman Islands. There is no screening process, other than to confirm that the sender is a shareholder and to filter inappropriate materials and unsolicited materials of a marketing or publication nature. All shareholder communications that are received by the Secretary of the Company for the attention of a director or directors are forwarded to such director or directors.

EXECUTIVE COMPENSATION

The following table summarizes the compensation of our Named Executive Officers, or “NEOs”, in 2020 and 2019.

SUMMARY COMPENSATION TABLE

							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal Position	Year	Salary	Bonus	Awards	Awards (1)	Compensation	Earnings	Compensation (2)	Total
Jay Madhu	2020	$232,000	-	-	-	-	-	$5,305	$237,305
President and Chief Executive Officer	2019	$232,000	$-	-	72,838	-	-	$5,305	$310,143

Wrendon Timothy	2020	$132,000	-	-	-	-	-	$5,305	$137,305
Chief Financial Officer and Corporate Secretary	2019	$132,000	$-	-	32,777	-	-	$5,305	$170,082

(1)
All option awards were granted under our 2014 Omnibus Incentive Plan. The value reported above in the "Option Awards" column is the aggregate grant date fair value for the NEO's option awards granted in 2019, determined in accordance with FASB ASC Topic 718, "Compensation—Stock Compensation". Assumptions used in the calculation of these amounts are included in Note 11 of the Notes to Consolidated Financial Statements in our Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

(2)
In both 2020 and 2019, Mr. Madhu received $5,305 in company contributions to our defined contribution pension plan. In both 2020 and 2019, Mr. Timothy received $5,305 in company contributions to our defined contribution pension plan.

GRANTS OF PLAN BASED AWARDS IN FISCAL YEAR 2020

During the year ended December 31, 2020, there were no stock options or restricted stock awards granted under our 2014 Omnibus Stock Incentive Plan.

Employment Agreements

Jay Madhu

On July 18, 2013, we entered into an executive employment agreement with Jay Madhu, our Chief Executive Officer and President. Under the terms of this agreement, as amended, Mr. Madhu’s employment commenced on July 18, 2013 and continued for three years. Following this initial three-year term, we extended Mr. Madhu’s employment for an additional three-year term, after which the agreement will automatically renew for additional one-year terms unless either party chooses not to renew.

The executive employment agreement entitles Mr. Madhu to receive: (1) an annual base salary of $232,000, (2) additional compensation granted by our Board (or a committee thereof) and (3) medical, dental, life, disability, and retirement benefits.

If Mr. Madhu’s employment is terminated by us for good cause or if Mr. Madhu terminates his employment with us, he will be entitled to: (1) his accrued base salary and accrued vacation pay and other paid time off, in each case through his date of termination, and (2) reimbursement for expenses accrued through his date of termination.

If Mr. Madhu’s employment is terminated by us without good cause, he will be entitled to: (1) his accrued base salary and accrued vacation pay and other paid time off, in each case through the date of termination, (2) reimbursement for expenses accrued through his date of termination, and (3) the amount of base salary that would have been payable through the term of the agreement (excluding future automatic renewals) if his employment had not been terminated. If such termination is within three years following a change of control, Mr. Madhu will be entitled to receive, in lieu of the amount described in clause (3) directly above, an amount equal to 2.9 times the total amount of his annual base salary. If Mr. Madhu’s employment is terminated due to his death or incapacity, it will be deemed to be a termination without good cause.

Mr. Madhu’s executive employment agreement also contains non-compete and non-solicitation provisions.

Wrendon Timothy

Wrendon Timothy is our Chief Financial Officer and Secretary, and his employment with us commenced on August 1, 2013. Under the terms of this agreement, as amended, Mr. Timothy’s employment commenced on August 1, 2013 and continued for three years. Following this initial three-year term, we extended Mr. Timothy’s employment for an additional three-year term, after which the agreement will automatically renew for additional one-year term unless either party chooses not to renew. Under the agreed upon terms of employment, Mr. Timothy is entitled to receive a basic gross salary of $132,000 per year, payable monthly. His salary will be reviewed annually and may be adjusted at our discretion. We will also pay the monthly premiums for Mr. Timothy’s medical, dental, and vision insurance, and match Mr. Timothy’s contributions to his pension plan. Finally, Mr. Timothy will be eligible to receive a discretionary bonus and any other compensation which will be based on our financial performance and Mr. Timothy’s personal performance.

We may terminate Mr. Timothy’s employment without notice in the event of serious or persistent misconduct or breach of the agreed upon terms of Mr. Timothy’s employment or for cause. In other circumstances, the party that wishes to terminate Mr. Timothy’s employment must provide 60 days’ prior written notice.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2020

The following table sets forth information regarding outstanding stock option and restricted stock awards held by our NEOs at December 31, 2020, including the number of shares underlying both exercisable and unexercisable portions of each option as well as the exercise price and expiration date of each outstanding option;

	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(#)	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)

Jay Madhu	120,000(1)	-	-	$6.00	1/23/25	-	-	-	-
	25,000	-	-	$6.00	1/16/26	-	-	-	-
	25,000	-	-	$6.06	1/20/27	-	-	-	-
	100,000	100,000	-	$2.00	3/16/29	-

Wrendon Timothy	60,000(2)	-	-	$6.00	1/23/25	-	-	-	-
	10,000	-	-	$6.00	1/16/26	-	-	-	-
	10,000	-	-	$6.06	1/20/27	-	-	-	-
	45,000	45,000	-	$2.00	3/16/29	-	-	-	-

(1)
Mr. Madhu was awarded 120,000 stock options on January 23, 2015 and 25,000 stock options on January 16, 2016 and January 20, 2017, all of which are fully vested. Mr. Madhu was also awarded 200,000 stock options on March 16, 2019. The options vest quarterly in increments of 12,500. The remaining 100,000 options will vest over the next 8 quarters, provided that Mr. Madhu remains employed by the Company.

(2)
Mr. Timothy was awarded 60,000 stock options on January 23, 2015 and 10,000 stock options on January 16, 2016 and January 20, 2017, all of which are fully vested. Mr. Timothy was also awarded 90,000 stock options on March 16, 2019. The options vest quarterly in increments of 5,625. The remaining 45,000 options will vest over the next 8 quarters, provided that Mr. Timothy remains employed by the Company.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2020

There were no stock awards vesting or options exercised by our NEO’s during the year ended December 31, 2020.

AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities relating to the general oversight of the Company’s financial reporting process. The Audit Committee conducts its oversight activities for the Company in accordance with the duties and responsibilities outlined in the Audit Committee charter.

The Company’s management is responsible for the preparation, consistency, integrity, and fair presentation of the financial statements, accounting, and financial reporting principles, systems of internal control, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent registered public accounting firm, Hacker Johnson, is responsible for performing an independent audit of the Company’s financial statements.

The Audit Committee hereby reports as follows:

1.
The Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2020 with management.

2.
The Audit Committee has discussed with Hacker Johnson, the Company’s independent auditors for the year ended December 31, 2020, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, Communications with Audit Committees.

3.
The Audit Committee has received the written disclosures and the letter from Hacker Johnson required by applicable requirements of the PCAOB regarding Hacker Johnson’s communications with the Audit Committee concerning independence, and has discussed with Hacker Johnson its independence.

4.
Based upon the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.

THE AUDIT COMMITTEE

Raymond Cabillot, Chairman

Mayur Patel Krishna Persaud

INDEPENDENT PUBLIC ACCOUNTANT FEES AND SERVICES

The following table sets forth the aggregate fees for services related to the years ended December 31, 2020 and 2019 as provided by Hacker, Johnson & Smith PA, our principal accountant:

	2020	2019
Audit Fees (a)	$52,000	$52,000
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-
Total	$52,000	$52,000

(a)
Audit Fees represent fees billed for professional services rendered for the audit of our annual financial statements and review of our quarterly financial statements included in our quarterly reports on Form 10-Q. The above fees are exclusive of audit fees of $24,000 (2019: $24,000) paid / payable to EisnerAmper Cayman Ltd. for the statutory audit of the company’s reinsurance subsidiaries, Oxbridge Reinsurance Limited and Oxbridge Re NS.

Audit Committee’s Pre-Approval Policies and Procedures

Our Audit Committee charter includes our policy regarding the approval of audit and non-audit services performed by our independent auditors. The Audit Committee is responsible for retaining and evaluating the independent auditors’ qualifications, performance and independence. The Audit Committee pre-approves all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditors, subject to such exceptions for non-audit services as permitted by applicable laws and regulations. The Audit Committee may delegate this authority to a subcommittee consisting of one or more Audit Committee members, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals are presented to the full Audit Committee at its next meeting. Our Board approved all professional services provided to us by Hacker, Johnson & Smith PA and EisnerAmper Cayman Ltd. during 2020 and 2019.

PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of April 23, 2021 by:

●
   each person who is known by us to beneficially own more than 5% of our outstanding ordinary shares,

●
   each of our directors and NEOs, and

●
   all directors and executive officers as a group.

The percentages of ordinary shares beneficially owned are based on the 5,733,587 ordinary shares outstanding as of April 23, 2021. Information with respect to beneficial ownership has been furnished by each director, executive officer and beneficial owner of more than 5% of our ordinary shares. Beneficial ownership is determined in accordance with the rules of the SEC and generally requires that such person have voting or investment power with respect to the securities. In computing the number of ordinary shares beneficially owned by a person listed below and the percentage ownership of such person, ordinary shares underlying options, warrants, or convertible securities held by each such person that are exercisable or convertible within 60 days of April 23, 2021 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated in the footnotes to this table, or as required by applicable community property laws, all persons listed have sole voting and investment power for all ordinary shares shown as beneficially owned by them. Unless otherwise indicated in the footnotes, the address for each principal shareholder is in care of Oxbridge Re Holdings Limited, at Suite 201, 42 Edward Street, P.O. Box 469, Grand Cayman, KY1-9006, Cayman Islands.

	Beneficially Owned at
	April 23, 2021

Name of Beneficial Owners	Number of Ordinary Shares	Percent
5% Shareholders:
Allan Martin	673,628(1)	10.69%

Named Executive Officers and Directors:
Jay Madhu	662,437(2)	10.63%
Wrendon Timothy	167,863(3)	2.86%
Krishna Persaud	495,715(4)	8.15%
Mayur Patel	367,000(5)	6.13%
Ray Cabillot	89,270(6)	1.56%
All Executive Officers and Directors as a Group (5 persons)	1,782,284	25.56%

(1)
Consists of 175,998 ordinary shares issuable upon the exercise of warrants held by Allan Martin and his wife, Marie Martin, jointly, that are currently exercisable or exercisable within 60 days of April 23, 2021; 83,300 ordinary shares issuable upon the exercise of warrants held by A. S. Martin Trust that are currently exercisable or exercisable within 60 days of April 23, 2021; 21,665 ordinary shares held by A. S. Martin Children Trust; and 21,665 ordinary shares issuable upon the exercise of warrants held by A. S. Martin Children Trust that are currently exercisable or exercisable within 60 days of April 23, 2021; 39,000 ordinary shares issuable upon the exercise of warrants held by Martin Family Foundation that are currently exercisable or exercisable within 60 days of April 23, 2021; 83,000 ordinary shares held by Fleur de Lis Partners, LLLP; and 249,000 ordinary shares issuable upon the exercise of warrants held by Fleur de Lis Partners, LLLP that are currently exercisable or exercisable within 60 days of April 23, 2021. As the general partner of Fleur de Lis Partners, LLLP, the trustee for A.S. Martin Children Trust, and the chairman for Martin Family Foundation, Mr. Martin has voting and investment power over the ordinary shares and warrants held by each of these entities.

(2)
Consists of 125,231 ordinary shares held by Universal Finance & Investments, L.C. and 203,768 ordinary shares issuable upon the exercise of warrants held by Universal Finance & Investments, L.C. that are currently exercisable. As the sole owner and manager of Universal Finance & Investments, L.C., Mr. Madhu has voting and investment power over the ordinary shares and warrants held by that entity. Also includes 40,000 ordinary shares held in Mr. Madhu’s name and 293,498 ordinary shares issuable upon the exercise of stock options held by Mr. Madhu that are currently exercisable or exercisable within 60 days of April 23, 2021.

(3)
Consists of 7,500 ordinary shares issuable upon the exercise of warrants held by Mr. Timothy, individually, that are currently exercisable; 25,050 ordinary shares held by Mr. Timothy, individually; and 135,313 ordinary shares issuable upon the exercise of stock options held by Mr. Timothy that are currently exercisable or exercisable within 60 days of April 23, 2021.

(4)
Consists of 35,000 ordinary shares held by Krishna Persaud and his wife, Sumentra Persaud, jointly; 105,000 ordinary shares issuable upon the exercise of warrants held by Krishna Persaud and his wife, Sumentra Persaud, jointly, that are currently exercisable; 118,000 ordinary shares and 237,143 ordinary shares issuable upon the exercise of warrants held by held by Krishna Persaud that are currently exercisable; and 3,125 ordinary shares issuable upon the exercise of stock options held by Mr. Persaud that are currently exercisable or exercisable within 60 days of April 23, 2021. Mr. Persaud and his wife share voting and investment power over the shares and warrants held jointly in their names.

(5)
Consists of 118,000 ordinary shares held by Mayur Patel and his wife, Ulupi M. Patel, jointly, and 249,000 ordinary shares issuable upon the exercise of warrants held by Mayur Patel and his wife, Ulupi M. Patel, jointly, and 3,125 ordinary shares issuable upon the exercise of stock options held by Mr. Patel that are currently exercisable or exercisable within 60 days of April 23, 2021.

(6)
Consists of 35,000 ordinary shares held by Ray Cabillot, individually and 3,125 ordinary shares issuable upon the exercise of stock options held by Mr. Cabillot that are currently exercisable or exercisable within 60 days of April 23, 2021; 47,045 ordinary shares and 7,225 ordinary shares held by Farnam Street Capital for the benefit of and as the General Partner of Farnam Street Partners and FS Special Opportunities I Fund, respectively. As the general partner of Farnam Street Capital, Mr. Cabillot has voting and investment power over the ordinary shares and warrants held by that entity.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Reinsurance and Other Contracts with Related Parties

We had no reinsurance contracts or other material contracts with related parties during the years ended December 31, 2020 and 2019.

Mr. Madhu is a director of HCI Group and previously served as the President of its real estate division and as its Vice President of Investor Relations. Paresh Patel, the non-executive Chairman of our Board through to December 31, 2017 and a beneficial owner of more than 5% of our ordinary shares, is a founder of HCI Group and currently serves as its Chief Executive Officer and as the Chairman of its board of directors. Both Mr. Madhu and Mr. Patel are also shareholders of HCI Group. However, neither of Mr. Madhu nor Mr. Patel have any interest in any contracts between HCI Group and our Company other than in their capacity as equity holders of both of HCI Group and our Company.

During the years ending December 31, 2020 and 2019, Mr. Jay Madhu, a director and officer of the Company and its subsidiaries, invested $68 thousand and $50 thousand, respectively, in participating notes issued by Oxbridge Re NS, one of the Company’s reinsurance subsidiaries.

Policies for Approval or Ratification of Transactions with Related Persons

Our policy for approval or ratification of transactions with related persons is for those transactions to be reviewed and approved by the Audit Committee. That policy is set forth in the Audit Committee Charter. Our practice is that such transactions are approved by a majority of disinterested directors. The policy sets forth no standards for approval. Directors apply their own individual judgment and discretion in deciding such matters.

OTHER MATTERS

Neither the Board nor management intends to bring before the Meeting any business other than the matters referred to in the Notice of Annual General Meeting of Shareholders and this Proxy Statement. If any other business should come properly before the Meeting, or any adjournment or postponement thereof, the proxy holders will vote on such matters at their discretion.

ADDITIONAL INFORMATION

Other Action at the Meeting

As of the date of this Proxy Statement, the Company has no knowledge of any business, other than as described herein and customary procedural matters, which will be presented for consideration at the Meeting. In the event any other business is properly presented at the Meeting, the persons named in the accompanying proxy may, but will not be obligated to, vote such proxy in accordance with their judgment on such business.

Shareholder Proposals for the Annual General Meeting of Shareholders in 2022

Pursuant to Rule 14a-8 of the Exchange Act, shareholder proposals must be received in writing by the Secretary of the Company no later than 120 days prior to the date of the Company’s proxy statement released to shareholders in connection with the Company’s previous year’s annual general meeting of shareholders and must comply with the requirements of Cayman Islands corporate law and the Articles in order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the annual general meeting of shareholders in 2022. Shareholder proposals received by December 30, 2021 would be considered timely for inclusion in the proxy statement relating to the 2022 annual general meeting of shareholders. Any shareholder proposal for the annual general meeting of shareholders in 2022, which is submitted outside the processes of Rule 14a-8, shall be considered untimely.

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Under our Articles, the Board shall call an extraordinary general meeting upon receipt of signed “Members’ requisition” by shareholders holding more than 66.66% in par value of the issued shares which as of that date carry the right to vote at an extraordinary general meeting of the Company. Such Members’ requisition must also contain the proposal to be considered at (i.e. objects of) the meeting and must be signed by the requisitionists and deposited at the registered office of the Company. If the Board does not, within twenty-one days from the date of the deposit of the Members’ requisition, duly proceed to convene an extraordinary general meeting to be held within a further twenty-one days, the requisitionists, or any of them representing more than one-half of the total voting rights of all the requisitionists, may themselves convene an extraordinary general meeting, but any meeting so convened shall be held no later than the day which falls three months after the expiration of the said twenty-one day period. Any extraordinary general meeting convened by the requisitionists shall be convened in the same manner as nearly possible as that in which extraordinary general meetings are convened by the Board.

Delivery of Documents to Shareholders Sharing an Address

Some companies, brokers, banks, and other holders of record may employ procedures, approved by the SEC, known as “householding.” Householding, which reduces costs associated with duplicate printings and mailings, means that we will send only one copy of our proxy materials to shareholders who share the same address. Shareholders sharing the same address will continue to receive separate proxy cards.

If you own ordinary shares and would like to receive additional copies of our proxy materials, you may submit a request to us by: (i) mailing a request in writing to our Secretary at Suite 201, 42 Edward Street, P.O. Box 469, Grand Cayman, KY1-9006, Cayman Islands, or (ii) calling us at 1-345-749-7570, and we will promptly mail the requested copies to you. If you own ordinary shares in your own name and you want to receive separate copies of the proxy materials in the future, or if you receive multiple copies and want to receive only one copy, contact Broadridge Corporate Issuer Solutions at 1-877-830-4936. If you beneficially own ordinary shares and you want to receive separate copies of the proxy materials in the future, or if you receive multiple copies and want to receive only one copy, contact your bank, broker or other holder of record.

Costs of Solicitation

The entire cost of this proxy solicitation will be borne by the Company, including expenses in connection with preparing, assembling, printing and mailing proxy solicitation materials. In addition to solicitation by mail, officers, directors, and employees of the Company may solicit proxies by telephone, facsimile, electronic communication, in person or via the Internet, although no compensation will be paid for such solicitation.

By Order of the Board of Directors,

Jay Madhu Chief Executive Officer April 30, 2021
Grand Cayman, Cayman Islands

APPENDIX A

OXBRIDGE RE HOLDINGS LIMITED

2021 OMNIBUS INCENTIVE PLAN

1. Purpose, Effective Date and Definitions.

(a) Purpose. Oxbridge Re Holdings Limited 2021 Omnibus Incentive Plan has two complementary purposes: (i) to attract, retain, focus and motivate executives and other selected employees, directors, consultants and advisors and (ii) to increase shareholder value. The Plan will accomplish these objectives by offering participants the opportunity to acquire ordinary shares of the Company’s common equity, receive monetary payments based on the value of such ordinary shares or receive other incentive compensation on the terms that this Plan provides. In addition, the Plan is intended to advance the Company’s growth and success and to advance its interests by attracting and retaining well-qualified Non-Employee Directors upon whose judgment the Company is largely dependent for the successful conduct of its operations and by providing such individuals with incentives to put forth maximum efforts for the long-term success of the Company’s business.

(b) Effective Date. This Plan will become effective, and Awards may be granted under this Plan, on and after the date on which the Plan is approved by the Company’s shareholders (the “Effective Date”).

(c) Prior Plan. If the Company’s shareholders approve this Plan, then the Oxbridge Re Holdings Limited 2014 Omnibus Incentive Plan (the “Prior Plan”) will terminate on the Effective Date, and no new awards will be granted under the Prior Plan after its termination date; provided that the Prior Plan will continue to govern awards outstanding as of the date of the Prior Plan’s termination and such awards shall continue in force and effect until fully distributed or terminated pursuant to their terms.

(d) Definitions. Capitalized terms used and not otherwise defined in various sections of the Plan have the meanings given in Section 19.

2. Administration.

(a) Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

Notwithstanding any provision of the Plan to the contrary, the Administrator shall have the discretion to grant an Award with any vesting condition, any vesting period or any performance period if the Award is granted to a newly hired or promoted Participant, or accelerate or shorten the vesting or performance period of an Award, in connection with a Participant’s death, Disability, Retirement or termination by the Company or an Affiliate without Cause or a Change of Control.

(b) Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan;provided that no such delegation is permitted with respect to Share-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors who are also non-employee directors within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee or one or more officers to the extent of such delegation.

(c) No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 2(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, with respect to this Plan or any Award to the maximum extent that the law and the Company’s by-laws permit.

3. Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s granting of an Award to a Participant will not require the Administrator to grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

4. Types of Awards; Assistance to Participants.

(a) Grants of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary (that qualifies under Code Section 422) may receive grants of incentive share options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 15(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).

(b) Assistance. On such terms and conditions as shall be approved by the Administrator, the Company or any Subsidiary may directly or indirectly lend money to any Participant or other person to accomplish the purposes of the Plan, including to assist such Participant or other person to acquire Shares upon the exercise of Options, provided that such lending is not permitted to the extent it would violate terms of the Sarbanes-Oxley Act of 2002 or any other law, regulation or other requirement applicable to the Company or any Subsidiary.

5. Shares Reserved under this Plan.

(a) Plan Reserve. Subject to adjustment as provided in Section 17, an aggregate of one million (1,000,000) Shares are reserved for issuance under this Plan, all of which may be issued upon the exercise of incentive share options within the meaning of Code Section 422. The Shares reserved for issuance may be either authorized and unissued Shares or shares reacquired at any time and now or hereafter held in treasury. The aggregate number of Shares reserved under this Section 5(a) shall be depleted by the maximum number of Shares, if any, that may be issuable under an Award as determined at the time of grant. For purposes of determining the aggregate number of Shares reserved for issuance under this Plan, any fractional Share shall be rounded to the next highest full Share.

(b) Replenishment of Shares Under this Plan. If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis), (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable, or that other compensation with respect to the Shares covered by the Award will not be payable, on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award or (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (iv) may not be issued pursuant to incentive share options.

(c) Participant Limitations. Subject to adjustment as provided in Section 17, no Participant may be granted Awards that could result in such Participant:

(i) receiving Options for, and/or Share Appreciation Rights with respect to, more than 200,000 Shares during any fiscal year of the Company;

(ii) receiving Awards of Restricted Shares and/or Restricted Share Units, and/or other Share-based Awards pursuant to Section 12, relating to more than 100,000 Shares during any fiscal year of the Company;

(iii) receiving Awards of Performance Shares, and/or Awards of Performance Units the value of which is based on the Fair Market Value of Shares, for more than 100,000 Shares during any fiscal year of the Company; or

(iv) receiving Awards of Performance Units the value of which is not based on the Fair Market Value of Shares, Annual Incentive Award(s), Long-Term Incentive Award(s) or Dividend Equivalent Unit(s) that would pay more than $2,000,000 to the Participant during any single fiscal year of the Company.

6. Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an “incentive share option” which meets the requirements of Code Section 422, or a “nonqualified share option” which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may not be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant (other than in the case of an Option that is not an incentive share option and that complies with Code Section 409A); (e) the terms and conditions of vesting and exercise; and (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant. In all other respects, the terms of any incentive share option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. Except to the extent the Administrator determines otherwise, a Participant may exercise an Option in whole or part after the right to exercise the Option has accrued, provided that any partial exercise must be for one hundred (100) Shares or multiples thereof. If an Option that is intended to be an incentive share option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified share option to the extent of such failure. Unless restricted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options made be made by (w) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (x) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (y) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (z) by any combination of (w), (x) and/or (y). Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Shares as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

7. Share Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) whether the SAR is granted independently of an Option or relates to an Option; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares to which the SAR relates; (d) the grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant (unless such SAR complies with Code Section 409A); (e) the terms and conditions of exercise or maturity, including vesting; (f) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (g) whether the SAR will be settled in cash, Shares or a combination thereof. If an SAR is granted in relation to an Option, then unless otherwise determined by the Administrator, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

8. Performance and Share Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Shares, Restricted Share Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) whether the restrictions imposed on Restricted Share or Restricted Share Units shall lapse, and all or a portion of the Performance Goals subject to an Award shall be deemed achieved, upon a Participant’s death, Disability or Retirement; (d) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (e) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (f) with respect to Restricted Share Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Shares), or a combination thereof.

9. Annual Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment;provided that the Administrator must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or Retirement, or such other circumstances as the Administrator may specify.

10. Long-Term Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period (which must be more than one year), the potential amount payable, and the timing of payment;provided that the Administrator must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or Retirement, or such other circumstances as the Administrator may specify.

11. Dividend Equivalent Units. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (c) the Award will be settled in cash or Shares;and (d) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies;provided that Dividend Equivalent Units may not be granted in connection with an Option, Share Appreciation Right or other “stock right” within the meaning of Code Section 409A; and provided further that no Dividend Equivalent Unit granted in tandem with another Award shall include vesting provisions more favorable to the Participant than the vesting provisions, if any, to which the tandem Award is subject.

12. Other Share-Based Awards. Subject to the terms of this Plan, the Administrator may grant to Participants other types of Awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, Shares, either alone or in addition to or in conjunction with other Awards, and payable in Shares or cash. Without limitation except as provided herein (and subject to the limitations of Section 15(e)), such Award may include the issuance of shares of unrestricted Shares, which may be awarded in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of Performance Goals or otherwise, or rights to acquire Shares from the Company. The Administrator shall determine all terms and conditions of the Award, including but not limited to, the time or times at which such Awards shall be made, and the number of Shares to be granted pursuant to such Awards or to which such Award shall relate;provided that any Award that provides for purchase rights shall be priced at 100% of Fair Market Value on the date of the Award.

13. Effect of Termination on Awards. If the Participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or any Affiliate that discusses the effect of the Participant’s termination of employment or service on the Participant’s Awards, then such agreement shall control. In any other case, except as otherwise provided by the Administrator in an Award agreement (which shall control in the event it is inconsistent with the following provisions) or as otherwise determined by the Administrator prior to or at the time of termination of a Participant’s employment or service, the following provisions shall apply upon a Participant’s termination of employment or service with the Company and its Affiliates:

(a) Termination of Employment or Service. If a Participant’s service with the Company and its Affiliates as an employee or a Director ends for any reason other than (i) a termination for Cause, (ii) death, (iii) Disability or (iv) Retirement, then:

(i) Any outstanding unvested Options or SARs shall be forfeited immediately upon such termination, and any outstanding vested Options or SARs shall be exercisable until the earlier of (A) six (6) months following the Participant’s termination date and (B) the expiration date of the Option or SAR under the terms of the applicable Award agreement;provided that, if the Option was granted to a Director, then the vested Options or SARs shall be exercisable until the earlier of twelve (12) months following the Participant’s termination date and the expiration date.

(ii) All other outstanding Awards made to the Participant, to the extent not then earned, vested or paid to the Participant, shall terminate on the Participant’s last day of employment or service.

(b) Death, Disability or Retirement of Participant. If a Participant dies during employment with the Company and its Affiliates or while a Director, or if a Participant’s service terminates as a result of Disability or Retirement, then:

(i) All outstanding Options or SARs shall become fully vested and exercisable by the Participant or, in the case of death, by the Participant’s estate or the person who has acquired the right to exercise such Awards by bequest or inheritance, as follows:

(A) In the case of the Participant’s death, until the earlier of twelve (12) months following the date of the Participant’s death and the expiration date of the Option or SAR.

(B) In the case of a termination as a result of Disability, until the earlier of twelve (12) months following the date of the termination and the expiration date of the Option or SAR.

(C) In the case of a termination as a result of Retirement, until the earlier of ten (10) years following the date of the Participant’s Retirement and the expiration date of the Option or SAR.

(ii) All restrictions on all outstanding Awards of Restricted Stock or Restricted Units that are not Performance Awards, including all related Dividend Equivalent Units, shall be deemed to have lapsed, and such Awards shall become fully vested, upon the date of death or termination, as applicable.

(iii) All outstanding Awards of Performance Shares and Performance Units, including all related Dividend Equivalent Units, shall be paid in either unrestricted shares of Stock or cash, as the case may be, following the end of the performance period and based on achievement of the Performance Goals established for such Awards, as if the Participant had not died or terminated service, as applicable, but prorated based on the portion of the performance period that the Participant has completed at the time of death or termination of service.

(iv) All other outstanding Awards made to the Participant, to the extent not then earned, vested or paid to the Participant, shall terminate on the Participant’s last day of employment or service.

(c) Termination for Cause. If a Participant’s employment with the Company and its Affiliates or service as a Director is terminated for Cause, all Awards and grants of every type, whether or not then vested, shall terminate no later than the Participant’s last day of employment. The Committee shall have discretion to waive the application of this Section 13(c) in whole or in part and to determine whether the event or conduct at issue constitutes Cause for termination.

(d) Time of Termination. For purposes of this Section 13, termination of service shall be deemed to occur at 11:59 p.m. (Eastern Time) on the relevant date described above, except that, if the Participant is terminated for Cause, then the termination shall occur immediately at the time of such termination.

(e) Consultants and Other Stock-Based Awards. The Administrator shall have the discretion to determine, at the time an Award is made, the effect of the termination of service of a Consultant on Awards held by such individual, and the effect on other Stock-based Awards of the Participant’s termination of employment or service with the Company and its Affiliates.

14. Restrictions on Transfer, Encumbrance and Disposition. No Award granted under this Plan may be sold, assigned, mortgaged, pledged, exchanged, hypothecated or otherwise transferred, or encumbered or disposed of, by a Participant other than by will or the laws of descent and distribution, and during the lifetime of the Participant such Awards may be exercised only by the Participant or the Participant’s legal representative or by the permitted transferee of such Participant as hereinafter provided (or by the legal representative of such permitted transferee). Notwithstanding the foregoing, a Participant may transfer an Award if permitted by the Administrator. Subsequent transfers of transferred Awards are prohibited except transfers otherwise made in accordance with this Section 13. Any attempted transfer not permitted by this Section 13 shall be null and void and have no legal effect. The restrictions set forth in this Section 13, and any risk of forfeiture applicable to an Award, shall be enforceable against any transferee of an Award.

15. Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a) Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 15(b), this Plan will terminate on the tenth (10th) anniversary of the Effective Date.

(b) Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i) the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law;

(ii) shareholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

(iii) shareholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 5(a)(except as permitted by Section 17), or (B) an amendment that would diminish the protections afforded by Section 15(e).

(c) Amendment, Modification, Cancellation and Disgorgement of Awards.

(i) Except as provided in Section 15(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award;provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of the Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in the Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 17 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(ii) Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

(iii) Any Awards granted pursuant to this Plan, and any Shares issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

(d) Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 15 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e) Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 17, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

(f) Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 15(b)(ii).

(g) Code Section 409A. The provisions of Code Section 409A are incorporated herein by reference to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

16. Taxes.

(a) Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company or its Affiliate may deduct (or require an Affiliate to deduct) from any cash payments of any kind otherwise due the Participant, or with the consent of the Administrator, Shares otherwise deliverable or vesting under an Award, to satisfy such tax or other obligations. Alternatively, the Company or its Affiliate may require such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, then, unless restricted by the Administrator and subject to such procedures as the Administrator may specify, a Participant may satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with such Award by electing to (i) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares; provided that the amount to be withheld may not exceed the total maximum statutory tax rates associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires. In any case, the Company and its Affiliates may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

(b) No Guarantee of Tax Treatment. Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

17. Adjustment Provisions; Change of Control.

(a) Adjustment of Shares. If: (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than share purchase rights issued pursuant to a shareholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust as applicable: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Section 5(a)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive share options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Shares are not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares, other securities, cash or other property to which holders of Shares are or will be entitled in respect of each Share pursuant to the transaction.

Notwithstanding the foregoing, in the case of a share dividend (other than a share dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse share split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such share dividend or subdivision or combination of the Shares.

For the avoidance of doubt, the grant of an Award shall not affect in any way the right or power of the Company or any of its Affiliates to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s or such Affiliate’s capital structure or business, or any merger, consolidation or business combination of the Company or such Affiliate, or any issuance or modification of any term, condition, or covenant of any bond, debenture, debt, preferred stock or other instrument ahead of or affecting the Stock or the rights of the holders of Stock, or the dissolution or liquidation of the Company or any Affiliate, or any sale or transfer of all or any part of its assets or business or any other Company or Affiliate action or proceeding, whether of a similar character or otherwise.

(b) Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

(c) Change of Control. Unless otherwise expressly provided in an Award agreement or another contract, including an employment agreement, or under the terms of a transaction constituting a Change of Control, the Administrator may provide for the acceleration of the vesting or earning and, if applicable, exercisability of any outstanding Award, or portion thereof, or the lapsing of any conditions or restrictions on or the time for payment in respect of any outstanding Award, or portion thereof, upon a Change of Control or the termination of the Participant’s employment following a Change of Control. In addition, unless otherwise expressly provided in an Award agreement or another contract, including an employment agreement, or under the terms of a transaction constituting a Change of Control, without limitation of the foregoing, the Administrator may provide that any or all of the following shall occur in connection with a Change of Control: (a) the substitution for the Shares subject to any outstanding Award, or portion thereof, of shares or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, in which event the aggregate purchase or exercise price, if any, of such Award, or portion thereof, shall remain the same, (b) the conversion of any outstanding Award, or portion thereof, into a right to receive cash or other property upon or following the consummation of the Change of Control in an amount equal to the value of the consideration to be received by holders of Shares in connection with such transaction for one Share, less the per share purchase or exercise price of such Award, if any, multiplied by the number of Shares subject to such Award, or a portion thereof, (c) acceleration of the vesting (and, as applicable, the exercisability) of any and/or all outstanding Awards, (d) the cancellation of any outstanding and unexercised Awards upon or following the consummation of the Change of Control (without the consent of an Award holder or any person with an interest in an Award), (e) in the case of Options or SARs, the cancellation of all outstanding Options or SARs in exchange for a cash payment equal to the excess of the Change of Control Price over the exercise price of the Shares subject to such Option or SAR upon the Change of Control (or for no cash payment if such excess is zero), and/or (f) the cancellation of any Awards in exchange for a cash payment based on the value of the Award as of the date of the Change of Control (or for no payment if the Award has no value).

For purposes of this Section 17, the “value” of a Performance Share shall be equal to, and the “value” of a Performance Unit for which the value is equal to the Fair Market Value of Shares shall be based on, the Change of Control Price. Notwithstanding anything to the contrary in this Section 17(c), the terms of any Awards that are subject to Code Section 409A shall govern the treatment of such Awards upon a Change of Control, and the terms of this Section 17(c) shall not apply, to the extent required for such Awards to remain compliant with Code Section 409A, as applicable.

(d) Application of Limits on Payments.

(i) Determination of Cap or Payment. Except to the extent the Participant has in effect an employment or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control, if any payments or benefits paid by the Company pursuant to this Plan, including any accelerated vesting or similar provisions (“Plan Payments”), would cause some or all of the Plan Payments in conjunction with any other payments made to or benefits received by a Participant in connection with a Change of Control (such payments or benefits, together with the Plan Payments, the “Total Payments”) to be subject to the tax (“Excise Tax”) imposed by Code Section 4999 but for this Section 17(d) then, notwithstanding any other provision of this Plan to the contrary, the Total Payments shall be delivered either (A) in full or (B) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of (A) or (B) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax).

(ii) Procedures.

(A) If a Participant or the Company believes that a payment or benefit due the Participant will result in some or all of the Total Payments being subject to the Excise Tax, then the Company, at its expense, shall obtain the opinion (which need not be unqualified) of nationally recognized tax counsel (“National Tax Counsel”) selected by the Company (which may be regular outside counsel to the Company), which opinion sets forth (1) the amount of the Base Period Income (as defined below), (2) the amount and present value of the Total Payments, (3) the amount and present value of any excess parachute payments determined without regard to any reduction of Total Payments pursuant to Section 6(a)(ii), and (4) the net after-tax proceeds to the Participant, taking into account applicable federal, state and local income taxes and the Excise Tax if (x) the Total Payments were delivered in accordance with Section 17(d)(i)(A) or (y) the Total Payments were delivered in accordance with Section 17(d)(i)(B). The opinion of National Tax Counsel shall be addressed to the Company and the Participant and shall be binding upon the Company and the Participant. If such National Tax Counsel opinion determines that Section 17(d)(i)(B) applies, then the Plan Payments or any other payment or benefit determined by such counsel to be includable in the Total Payments shall be reduced or eliminated so that under the bases of calculations set forth in such opinion there will be no excess parachute payment. In such event, payments or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (1) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (2) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (3) cash payments shall be reduced prior to non-cash benefits;provided that if the foregoing order of reduction or elimination would violate Code Section 409A, then the reduction shall be made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).

(B) For purposes of this Section 17: (1) the terms “excess parachute payment” and “parachute payments” shall have the meanings given in Code Section 280G and such “parachute payments” shall be valued as provided therein; (2) present value shall be calculated in accordance with Code Section 280G(d)(4); (3) the term “Base Period Income” means an amount equal to the Participant’s “annualized includible compensation for the base period” as defined in Code Section 280G(d)(1); (4) for purposes of the opinion of National Tax Counsel, the value of any noncash benefits or any deferred payment or benefit shall be determined by the Company’s independent auditors in accordance with the principles of Code Sections 280G(d)(3) and (4); and (5) the Participant shall be deemed to pay federal income tax and employment taxes at the highest marginal rate of federal income and employment taxation, and state and local income taxes at the highest marginal rate of taxation in the state or locality of the Participant’s domicile, net of the maximum reduction in federal income taxes that may be obtained from the deduction of such state and local taxes.

(C) If National Tax Counsel so requests in connection with the opinion required by this Section 17(d)(ii) the Company shall obtain, at the Company’s expense, and the National Tax Counsel may rely on, the advice of a firm of recognized executive compensation consultants as to the reasonableness of any item of compensation to be received by the Participant solely with respect to its status under Code Section 280G.

(D) The Company agrees to bear all costs associated with, and to indemnify and hold harmless the National Tax Counsel from, any and all claims, damages and expenses resulting from or relating to its determinations pursuant to this Section 17, except for claims, damages or expenses resulting from the gross negligence or willful misconduct of such firm.

(E) This Section 17 shall be amended to comply with any amendment or successor provision to Code Section 280G or Code Section 4999. If such provisions are repealed without successor, then this Section 17 shall be cancelled without further effect.

18. Miscellaneous.

(a) Other Terms and Conditions. The Administrator may provide in any Award agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan.

(b) Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:

(i) a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii) a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii) a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv) a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

(c) No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(d) Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

(e) Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f) Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the Cayman Islands, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in (i) a court sitting in the Cayman Islands, and (ii) a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.

(g) Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(h) Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(i) Severability. If any provision of this Plan or any award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would disqualify this Plan, any award agreement or any Award under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

19. Definitions. Capitalized terms used in this Plan or any Award agreement have the following meanings, unless the Award agreement otherwise provides:

(a) “Administrator” means the Committee; provided that, to the extent the Board has retained authority and responsibility as an Administrator of the Plan, the term “Administrator” shall also mean the Board or, to the extent the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more officers of the Company as permitted by Section 2(b), the term “Administrator” shall also mean such officer or officers.

(b) “Affiliate” shall have the meaning given in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or Share Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company within the meaning of Code Sections 414(b) or (c);provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.

(c) “Award” means a grant of Options, Share Appreciation Rights, Performance Shares, Performance Units, Restricted Shares, Restricted Share Units, Shares, an Annual Incentive Award, a Long-Term Incentive Award, Dividend Equivalent Units or any other type of award permitted under the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means any of the following as determined by the Company: (i) with respect to Participants other than Non-Employee Directors, the definition set forth in any employment or similar agreement between the Company or its Affiliates and the Participant or, if no such definition exists, (A) the failure of the Participant to perform or observe any of the material terms or provisions of any written employment agreement between the Participant and the Company or its Affiliates or, if no written agreement exists, the gross dereliction of the Participant’s duties (for reasons other than the Participant’s Disability) with respect to the Company or its Affiliates; (B) the failure of the Participant to comply fully with the lawful directives of the Board or the board of directors of an Affiliate of the Company, as applicable, or the officers or supervisory employees to whom the Participant reports; (C) the Participant’s dishonesty, misconduct, misappropriation of funds, or disloyalty or disparagement of the Company, any of its Affiliates or its management or employees; or (D) other proper cause determined in good faith by the Administrator; or (ii) with respect to Non-Employee Directors, (A) fraud or intentional misrepresentation; (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Affiliates; or (C) any other gross or willful misconduct as determined by the Committee, in its sole and conclusive discretion.

(f) “Change of Control” means the first to occur of the following with respect to the Company or any upstream holding company (which, for purposes of this definition, shall be included in references to “the Company”):

(i) Any “Person,” as that term is defined in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company, is or becomes the “Beneficial Owner” (as that term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii) The Company is merged or consolidated with any other corporation or other entity, other than: (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (B) the Company engages in a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “Person” (as defined above) acquires fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities. Notwithstanding the foregoing, a merger or consolidation involving the Company shall not be considered a “Change of Control” if the Company is the surviving corporation and Shares are not converted into or exchanged for shares or securities of any other corporation, cash or any other thing of value, unless persons who beneficially owned Shares outstanding immediately prior to such transaction own beneficially less than a majority of the outstanding voting securities of the Company immediately following the merger or consolidation;

(iii) The Company or any Affiliate sells, assigns or otherwise transfers assets in a transaction or series of related transactions, if the aggregate market value of the assets so sold, assigned or otherwise transferred exceeds fifty percent (50%) of the Company’s consolidated book value, determined by the Company in accordance with generally accepted accounting principles, measured at the time at which such transaction occurs or the first of such series of related transactions occurs;provided that such a transfer effected pursuant to a spin-off or split-up where shareholders of the Company retain ownership of the transferred assets proportionate to their pro rata ownership interest in the Company shall not be deemed a “Change of Control”;

(iv) The Company dissolves and liquidates substantially all of its assets; or

(v) At any time after the Effective Date when the “Continuing Directors” cease to constitute a majority of the Board. For this purpose, a “Continuing Director” shall mean: (A) the individuals who, at the Effective Date, constitute the Board; and (B) any new Directors (other than Directors designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (ii), or (iii) of this definition) whose appointment to the Board or nomination for election by Company shareholders was approved by a vote of at least two-thirds of the then-serving Continuing Directors.

If an Award is considered deferred compensation subject to the provisions of Code Section 409A, then the Administrator may include an amended definition of “Change of Control” in the Award agreement issued with respect to such Award as necessary to comply with, or as necessary to permit a deferral under, Code Section 409A.

(g) “Change of Control Price” means the highest of the following: (i) the Fair Market Value of the Shares, as determined on the date of the Change of Control; (ii) the highest price per Share paid in the Change of Control transaction; or (iii) the Fair Market Value of the Shares, calculated on the date of surrender of the relevant Award in accordance with Section 17(c), but this clause (iii) shall not apply if in the Change of Control transaction, or pursuant to an agreement to which the Company is a party governing the Change of Control transaction, all of the Shares are purchased for and/or converted into the right to receive a current payment of cash and no other securities or other property.

(h) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(i) “Committee” means the Compensation Committee of the Board, or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of Non-Employee Directors (not fewer than two (2)) who also qualify as non-employee directors within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act to the extent necessary for the Plan to comply with Rule 16b-3 promulgated under the Exchange Act or any successor rule.

(j) “Company” means Oxbridge Re Holdings Limited, a Cayman Islands exempted company, or any successor thereto.

(k) “Director” means a member of the Board; “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.

(l) "Disability" means disability as defined in the Company’s long-term disability plan covering exempt salaried employees, except as otherwise determined by the Administrator and set forth in an Award agreement. The Administrator shall make the determination of Disability and may request such evidence of disability as it reasonably determines.

(m) “Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other distributions paid with respect to a Share as described in Section 11.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(o) “Fair Market Value” means, per Share on a particular date, the last sales price on such date on the national securities exchange on which the Shares are then traded, as reported in The Wall Street Journal, or if no sales of Shares occur on the date in question, on the last preceding date on which there was a sale on such exchange. If the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that market, will be used. If the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Administrator, in its discretion, will be used. If an actual sale of a Share occurs on the market, then the Company may consider the sale price to be the Fair Market Value of such Share.

(p) “Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), and shall include “Annual Incentive Awards” as described in Section 9 and “Long-Term Incentive Awards” as described in Section 10.

(q) “Option” means the right to purchase Shares at a stated price for a specified period of time.

(r) “Participant” means an individual selected by the Administrator to receive an Award.

(s)  “Performance Goals” means any subjective or objectives goals the Administrator establishes, in its discretion with respect to an Award. Performance Goals may, without limitation, relate to one or more of the following with respect to the Company or any one or more of its Subsidiaries, Affiliates or other business units: gross premiums written; gross premiums earned; net premiums written; net premiums earned; modeled probable maximum loss (“PML”); PML to premium ratios; modeled average annual loss (“AAL”); AAL to premium ratios; reinsurance costs; book value; revenue; cash flow; total shareholder return; dividends; debt; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; profit before tax; gross profit; net profit; net operating profit; net operating profit after taxes; net sales; earnings before interest and taxes;earnings before interest, taxes, depreciation, and/or amortization (“EBITDA”); Fair Market Value of Shares; basic earnings per share;EBITDA excluding charges for share compensation, management fees, restructurings, impairments and/or other specified items (“Adjusted EBITDA”); EBITDA excluding capital expenditures;basic or diluted earnings per share or improvement in basic or diluted earnings per share; revenues (including, but not limited to, total revenues, net revenues or revenue growth); net operating profit; growth in basic or diluted book value; financial return measures (including, but not limited to, return on assets, capital, invested capital, investments, investment income generated by underwriting or other operations or on the float from such operations, equity, or revenue) including or excluding negative returns, and with or without compounding; cash flow measures (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); productivity ratios (including but not limited to measuring liquidity, profitability or leverage); enterprise value; share price (including, but not limited to, growth measures and total shareholder return, inclusive or exclusive of dividends); expense/cost management targets (including but not limited to improvement in or attainment of expense levels, capital expenditure levels, and/or working capital levels); margins (including, but not limited to, operating margin, underwriting margins, net income margin, cash margin, gross, net or operating profit margins, EBITDA margins, Adjusted EBITDA margins); operating efficiency; market share or market penetration; customer targets (including, but not limited to, customer growth or customer satisfaction); working capital targets or improvements; profit measures (including but not limited to gross profit, net profit, operating profit, investment profit and/or underwriting profit), including or excluding charges for share compensation, fee income, underwriting losses incurred in prior periods, changes in IBNR reserves and/or other specified items; economic value added; balance sheet metrics (including, but not limited to, inventory, inventory turns, receivables turnover, net asset turnover, debt reduction, retained earnings, year-end cash, cash conversion cycle, ratio of debt to equity or to EBITDA); workforce targets (including but not limited to diversity goals, employee engagement or satisfaction, employee retention, and workplace health and safety goals); implementation, completion or attainment of measurable objectives with respect to risk management, research and development, key products or key projects, lines of business, acquisitions and divestitures and strategic plan development and/or implementation; comparisons with various stock market indices, peer companies or industry groups or classifications with regard to one more of these criteria; or a combination of the foregoing. Except to the extent otherwise determined by the Administrator, as to each Performance Goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles to the extent applicable, but will exclude the effects of the following: (i) charges for reorganizing and restructuring; (ii) discontinued operations; (iii) asset write-downs; (iv) gains or losses on the disposition of a business; (v) changes in tax or accounting principles, regulations or laws; (vi) mergers, acquisitions, dispositions or recapitalizations; (vii) impacts on interest expense, preferred dividends and share dilution as a result of debt and capital transactions; (viii) extraordinary, unusual and/or non-recurring items of income, expense, gain or loss, that, in case of each of the foregoing, the Company identifies in its publicly filed periodic or current reports, its audited financial statements, including notes to the financial statements, or the Management’s Discussion and Analysis section of the Company’s annual report; (ix) realized capital gains and losses except for periodic settlements and accruals on non-hedge derivative instruments;(x) valuation changes on imbedded derivatives that are not hedged; (xi) after tax effect of catastrophe losses; and (xii) any settlement, award or claim paid as a result of lawsuits or other proceedings brought against the Company or any one or more of its Subsidiaries or Affiliates regarding the scope and nature of coverage provided under an insurance policy issued by such company. The Administrator may also provide for other adjustments to Performance Goals in the Award agreement or plan document evidencing any Award. In addition, the Administrator may appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occurs during a performance period: (i) litigation, claims, judgments or settlements; (ii) the effects of changes in other laws or regulations affecting reported results; and (iii) accruals of any amounts for payment under this Plan or any other compensation arrangements maintained by the Company. Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). In addition, the Administrator may establish other Performance Goals and provide for other exclusions or adjustments not listed in this Plan.

(t) “Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved (or other requirements are met) as described in Section 8.

(u) “Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met) as described in Section 8.

(v) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, or any group of Persons acting in concert that would be considered “persons acting as a group” within the meaning of Treas. Reg. § 1.409A-3(i)(5).

(w) “Plan” means this Oxbridge Re Holdings Limited 2021 Omnibus Incentive Plan, as may be amended from time to time.

(x) “Restricted Share” means a Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, as described in Section 8.

(y) “Restricted Share Unit” means the right to receive a cash payment and/or Shares equal to the Fair Market Value of one Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, as described in Section 8.

(z) “Retirement” means termination of employment or service with the Company and its Affiliates on or after the date the Participant has both attained age sixty (60) and completed ten (10) years of service with the Company and its Affiliates.

(aa) “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(bb) “Share” means an ordinary share of the Company, par value $0.001 per share.

(cc)  “Share Appreciation Right” or “SAR” means the right to receive cash, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(dd) “Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the shares or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of shares or other equity interests in one of the other entities in the chain.

OXBRIDGE RE HOLDINGS LIMITED
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET

Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/OXBR2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D53647-P57767

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OXBRIDGE RE HOLDINGS LIMITED

The Board of Directors recommends you vote FOR the following proposals:

Nominees:	For	Against	Abstain
1a. Jay Madhu			
1b. Krishna Persaud			
1c. Ray Cabillot			
1d. Mayur Patel, M.D.			

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D53648-P57767

OXBRIDGE RE HOLDINGS LIMITED
Annual General Meeting of Shareholders
June 2, 2021 9:00 AM CDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Sanjay Madhu and Wrendon Timothy, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of OXBRIDGE RE HOLDINGS LIMITED that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 9:00 a.m. (Central Time) on June 2, 2021, virtually at www.virtualshareholdermeeting.com/OXBR2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side